UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒        Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

ENJOY TECHNOLOGY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Notice of 2022

# Annual Meeting & Proxy Statement

**Now the store comes to you.**

Enjoy Technology, Inc. 3240 Hillview Ave. Palo Alto, California 94304

Reinventing “Commerce at Home”

Enjoy is a technology-powered platform reinventing “Commerce at Home” to bring the best of the store directly to customers. Enjoy operates a Smart Last Mile™ solution, which includes a network of Mobile Stores with significant inventory and trained Experts that bring greater speed, convenience and personalized experiences to customers. Co-founded by Apple retail strategist Ron Johnson, Enjoy has pioneered a new retail channel that can do everything that a traditional retail experience offers, but better. Enjoy has formed multi-year partnerships with the world’s leading consumer brands to bring the products, services and subscriptions that customers love through the door of their homes with superior comfort and convenience.

April 1, 2022

Dear fellow stockholders,

On behalf of Enjoy Technology, Inc.’s Board of Directors, it is our pleasure to invite you to our Annual Meeting of Stockholders.

At Enjoy we are reimagining how to deliver great experiences in an age where people shop online by delivering the entire retail experience to the home and we do it for some of the best brands in the world.

Over the last year, we strengthened our partner relationships, successfully launched the Smart Last Mile™ and deepened our core fundamentals – our operating excellence, our bench of talent and our proprietary technology.

We believe deeply in what we do at Enjoy, and we are so proud of the benefits that we bring to our commercial partners and our partners’ customers. With the support of our Board of Directors, passionate and talented team members and committed partners, we bring speed, convenience and a one-of-a-kind experience to consumers around the world.

As we look ahead to the rest of 2022 and beyond, we want to thank each one of you for your continued support and confidence. We hope to see you at our Annual Meeting webcast on May 16, 2022, at 9:00 a.m. Pacific Time.

Thank you,

Ron Johnson Chief Executive Officer and Chair of the Board of Directors	Gideon Yu Lead Independent Director

Notice of 2022 Annual Meeting of Stockholders

To Be Held on May 16, 2022

Dear Stockholders:

The Annual Meeting of Stockholders (the “Annual Meeting”) of Enjoy Technology, Inc., a Delaware corporation (the “Company”), will be held on Monday, May 16, 2022, at 9:00 a.m. Pacific Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/ENJY2022 and entering the 16-digit control number included on the Notice of Internet Availability of Proxy Materials or any proxy card that you received, or on the materials provided by your bank or broker. The Annual Meeting will be held for the following purposes:

Proposals
1	The election of Salaam Coleman Smith and Melinda White to our Board of Directors, each for a three-year term ending at the 2025 annual meeting of stockholders; and
2	The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

Holders of record of our outstanding shares of common stock at the close of business on March 21, 2022 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.

Important Information for Holders of Common Stock

It is important that your shares be represented regardless of the number of shares you may hold as of the record date. Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope, which is addressed for your convenience and needs no postage if mailed in the United States. We encourage stockholders to submit their proxy via telephone or over the Internet. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option. The Company asks your cooperation in promptly submitting your proxy.

Your Vote is Important

If you would like to attend the virtual Annual Meeting, please refer to the information in the section titled “Questions and Answers About the 2022 Annual Meeting of Stockholders.”

By Order of the Board of Directors,

Tiffany N. Meriweather
Chief Legal Officer and Corporate Secretary
April 1, 2022

Important Notice Regarding the Availability of Proxy Materials for the Annual

Meeting of Stockholders To Be Held on May 16, 2022:

THIS PROXY STATEMENT AND OUR 2021 ANNUAL REPORT ARE AVAILABLE FOR VIEWING,

PRINTING AND DOWNLOADING AT www.proxyvote.com.

Additional Information	39

Stockholder Proposals	39

Householding of Annual Meeting Materials	39

Other Matters	39

Solicitation of Proxies	39

Summary	Q&A and Meeting Information	Proposal One	Corporate Governance	Proposal Two	Changes in Our Certifying Accountant

Proxy Statement Summary

Time 9:00 a.m. Pacific Time	Date Monday May 16, 2022	Place www.virtualshareholdermeeting.com/ENJY2022

2022 Annual Meeting Information

This proxy statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Enjoy Technology, Inc. (the “Company,” “Enjoy,” “we” or “us”) of proxies to be voted at our Annual Meeting of Stockholders to be held on Monday, May 16, 2022 (the “Annual Meeting”), at 9:00 a.m. Pacific Time, and at any continuation, postponement or adjournment of the Annual Meeting. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/ENJY2022 and entering the 16-digit control number included on the Notice of Internet Availability of Proxy Materials or any proxy card that you received, or on the materials provided by your bank or broker.

Holders of record of outstanding shares of our common stock (our “stockholders”) at the close of business on March 21, 2022 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement or adjournment of the Annual Meeting. Each share of our common stock entitles its holder to one vote per share on all matters presented to our stockholders. At the close of business on March 21, 2022, there were 120,134,786 shares of common stock outstanding.

This proxy statement and the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2021 (the “2021 Annual Report”) will be released on or about April 1, 2022 to our stockholders as of the Record Date. On or about April 1, 2022, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access this proxy statement and our 2021 Annual Report and vote online.

This section summarizes and highlights certain information contained in this proxy statement, but does not contain all the information that you should consider when casting your vote. Please review the entire proxy statement as well as our 2021 Annual Report carefully before voting. Frequently asked questions and logistical information regarding the Annual Meeting are available in the section titled “Questions and Answers About the 2022 Annual Meeting of Stockholders” beginning on page 6.

Meeting Agenda Items

Proposal	Page Number	Voting Standard		Board Vote Recommendation
Proposal No. 1: To elect Salaam Coleman Smith and Melinda White to our Board of Directors, each for a three-year term ending at the 2025 Annual Meeting of Stockholders	11	Plurality of the votes of the shares present in person, by remote communication or by proxy	✓	FOR each director nominee
Proposal No. 2: To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022	22	Majority of the votes of the shares present in person, by remote communication or by proxy	✓	FOR

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Enjoy Began New Chapter as a Publicly Listed Company

On October 15, 2021, we successfully completed our business combination with Marquee Raine Acquisition Corp. and became a public company listed on the Nasdaq stock exchange (“Nasdaq”). We believe becoming a public company is a significant achievement as Enjoy looks to continue pioneering the next disruptive channel in retail and helping our partners reimagine their last mile. The Company continues to be led by our Co-Founder, Chief Executive Officer and Chair of the Board, Ron Johnson, formerly Head of Apple Retail and a member of Apple’s executive team. On the closing date of our business combination, a new board was elected, fully independent board committees were formed and an experienced and dedicated executive management team with significant company and industry knowledge was re-appointed. We believe going public has provided Enjoy with the opportunity to scale our business and accelerate our growth trajectory, expand to new geographies, drive investment in our proprietary technologies and add new partnerships with some of the world’s leading consumer brands and bring Enjoy’s trusted, in-home retail experience to even more customers around the world.

2021 Business Highlights

$200M+	80+	50%+ in markets served
Addressable Customers	Locations across the globe	Population Coverage

Smart Last MileTM launch in Q4	88+	859

Transformational change that increased Enjoy’s inventory access and expanded share of Partners’ demand	Enjoy lifetime Net Promoter Score (NPS), surpasses telecom industry average of 29 points	Global average store count in December 2021

Director Nominees

				Committee Memberships
	Director Since	Age	Independent	Audit Committee	Compensation Committee	Nominating and Governance Committee
Director Nominees
Salaam Coleman Smith	2021	52	✓
Melinda White	Nominee	62	✓

= Committee Chairperson

= Member

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Corporate Governance Highlights

Enjoy is committed to governance practices that protect and promote the long-term value of the Company for its stockholders. The Board regularly reviews our governance practices to ensure they reflect the evolving governance landscape and appropriately support and serve the best interests of the Company and its stockholders. The following chart provides an overview of our corporate governance practices:

Independent Oversight

✓  All of our non-employee directors and director nominee (6 of 8 individuals) are independent

✓  Lead Independent Director with substantive responsibilities and significant authority

✓  Regular executive sessions of independent, non-employee directors at Board meetings (presided by the Lead Independent Director) and committee meetings (chaired by independent committee chairs)

✓  100% independent Board committees

✓  Active Board and committee oversight of the Company’s strategy and risk management

Board Effectiveness

✓  Directors possess deep and diverse set of skills and expertise relevant to oversight of our business operations and strategy

✓  Annual assessment of director skills and commitment to Board diversity to ensure Board meets the Company’s evolving needs

✓  Highly engaged Board with all current directors having attended over 75% of total number of meetings of the Board and all meetings of the committees on which they serve

✓  Annual Board self-evaluation and periodic committee self-evaluations overseen by the Nominating and Governance Committee

✓  Onboarding program for all new directors

Stockholder Rights	✓ Single class share structure ✓ No controlling stockholder
Governance Practices

✓  Development and periodic review of succession plans for the Chief Executive Officer and other executive officers required pursuant to Corporate Governance Guidelines

✓  Code of Business Conduct and Ethics (our “Code of Conduct”) applicable to directors, officers and all employees, which reinforces our core values and helps drive our workplace culture of compliance with ethical standards, integrity and accountability

✓  All directors and executive officers prohibited from speculating in our securities or pledging our securities

✓  Commitment to building a diverse Board that mirrors the diversity of our customers and communities

✓  Hotline permitting anonymous reporting of violations of our Code of Conduct and other concerns, with complaints reviewed and investigated by management and reported to the Audit Committee quarterly

✓  Periodic review of Corporate Governance Guidelines and committee charters

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Corporate Responsibility

At Enjoy, we are reinventing retail by delivering a Commerce-at-Home experience to our commercial partners’ end customers (“Consumers”). From the very beginning, our founders believed in the creation of a business that would provide a high-touch experience to Consumers that pairs the convenience of online shopping with the personal touch of an in-store retail experience in the comfort of the Consumer’s home. We set out to create a business that would make the world a better place for Consumers, employees, partners, shareholders and the communities where we live and work. As we seek to re-define the way Consumers experience their favorite brands and products, we fundamentally believe that we can do well while doing good.

We recognize our responsibility as a global citizen to address environmental, social and governance (“ESG”) matters in a manner that aligns with our culture and core values of Justice, Kindness, Growth Mindset, Winning Together and Experience Obsessed (“Values”). Our Values are integrated in our culture and our employees strive to live our Values each day through their interactions with colleagues, partners and Consumers. Additionally, we are committed to integrating these practices into our business because we believe it is essential for the continued sustainability and resiliency of our business and the planet.

The following are select initiatives highlighting our approach to ESG as we chart our course as a newly-public company:

Commitment to Environmental Sustainability

Enjoy is committed to operating our business in a manner which reduces the impact to the environment. We remain dedicated to efficiently use our resources by minimizing waste and reducing emissions through operational efforts, energy conservation and procurement strategies. Our initiatives include:

Sustainable Operational Efforts:

• Enjoy utilizes recycling collection bins for aluminum, plastic, and paper in our facilities, and we recycle computer equipment and computer hardware.

• We installed water refill stations in our facilities to reduce plastic waste.

• Our fleet of vehicles incorporates updated emissions reducing technology and we leverage our technology platforms to provide our Field Experts with optimal routing to reduce mileage.

• We utilize ecofriendly materials and renewable resources in connection with vehicle fluid disposals when possible.

Energy Conservation Efforts:

• We install LED lighting and occupancy sensors in our facilities and allow telecommuting through the utilization of web conferencing and teleconferencing technologies, minimizing carbon emissions.

Sustainable Procurement Strategies:

• We periodically evaluate our procurement process to ensure diverse vendor selection.

• We strive to procure manufactured goods, including uniforms worn by our field experts, from manufacturers that value sustainability.

• We actively take steps to integrate practices that promote the procurement of products and materials that have high concentrations of recycled materials, and continue to evaluate the sustainability practices of our vendors.

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Summary	Q&A and Meeting Information	Proposal One	Corporate Governance	Proposal Two	Changes in Our Certifying Accountant

Social Initiatives

We recognize that our employees are our most important asset and the engine that drives our business forward. Thus, we have focused our endeavors to ensure that Enjoy’s core Values are integrated in our culture and our employees feel engaged, protected, connected and valued.

Advancing Justice

We are an equal opportunity employer and are committed to providing a work environment that is free of discrimination, bullying and harassment, and strive to maintain a culture that promotes equity, diversity and inclusion. We believe in the power of Enjoy employees’ combined voices to bring about change within Enjoy and in the communities we serve by working towards equity and holding ourselves accountable to just outcomes. We encourage our employees to identify injustices that affect the Enjoy community and collaboratively identify and implement solutions for lasting change. In addition, we create space for learning, listening, and inclusion through anonymous employee surveys and feedback, a dedicated Slack channel, as well as employee belonging groups. In 2021, we designated Juneteenth as an observed holiday and had our very first Day of Justice where we held listening and learning sessions with Diversity, Equity and Inclusion experts.

Approach to COVID-19

Given the in-person nature of our field operations, following the onset of the COVID-19 pandemic, we instituted contactless procedures to ensure the safety of our Field Experts and Consumers. We previously implemented a robust testing, masking and temperature check program to prevent the spread of the virus, restricted travel, provided PPE and increased the sanitization of our facilities. We also instituted weekly meetings involving a cross-functional team, including key senior management, to ensure that COVID-19 related matters were addressed in a manner that was aligned with public health guidance and local regulations. As we continue to navigate through the evolving pandemic, we continue to evaluate ways to support the well-being of our employees in accordance with local laws and regulations and have dedicated internal teams that support our employees.

Health and Safety

Safety is very important to us, and we strive to provide our employees with a safe workplace and prioritize their physical and mental health and well-being. One of the ways in which we do this is by offering an Employee Assistance Program, which gives employees access to licensed professional counselors and other specialists at no cost for help with balancing work and life issues. Additionally, we offer our employees a confidential digital mental health wellbeing platform, Unmind, that can be accessed on any device at any time. We also offer a wellness library comprised of country-specific links to support mental, physical and financial well-being. Finally, we have programs that encompass occupational safety, emergency preparedness, occupational injury and illness, physical work, driver safety, dangerous goods handling and sanitation.

Ethics and Compliance

We are committed to maintaining the highest standards of business conduct and ethics, and promoting a culture of integrity and accountability. Our Code of Conduct, which applies to each employee, officer, director, intern, contractor and agent who acts on our behalf, reinforces our core values and reflects the business practices and principles that support this commitment. Training on the Code of Conduct is mandatory upon employment. Highlights from our Code of Conduct include a non-retaliation policy for anyone who, acting in good faith, notifies us of a possible violation of the Code of Conduct, our policies or the law; a commitment to human rights; a conflicts of interest policy; a statement on environmental compliance; and a policy on international business laws, including laws prohibiting bribery, corruption or the conduct of business with specified individuals, companies or countries. We conduct annual employee trainings to ensure that all employees are familiar with our policies and expectations. We also provide employees with various avenues to report issues, including anonymous whistleblower reporting capabilities.

Privacy

We are also committed to protecting and preserving the privacy of personal information and respecting CCPA, GDPR, and data privacy rights requests. We maintain on our website a Privacy Policy describing how we protect, store, use, and dispose of personal information collected through interaction with the Company’s website and our applications and services. We offer those with privacy concerns the right to request that we delete any personal information retained, subject to certain exceptions.

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Questions and Answers about the 2022 Annual Meeting of Stockholders

Who is entitled to vote at the Annual Meeting?

The Record Date for the Annual Meeting is March 21, 2022. You are entitled to vote at the Annual Meeting only if you are a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. At the close of business on March 21, 2022, we had 120,134,786 shares of common stock outstanding, of which 112,857,902 are eligible to vote at the Annual Meeting. The remaining 7,276,884 shares of common stock are not eligible to be voted until holders of Legacy Enjoy exchange their Legacy Enjoy shares for Enjoy shares. Each share of our common stock entitles its holder to one vote per share on all matters presented to our stockholders.

Why have I received a “Notice of Internet Availability of Proxy Materials”?

As permitted by Securities and Exchange Commission (“SEC”) rules, we are making this proxy statement and our 2021 Annual Report available to certain of our stockholders electronically via the Internet. On or about April 1, 2022, we mailed to these stockholders a Notice of Internet Availability of Proxy Materials (“Internet Notice”) containing instructions on how to access this proxy statement and our 2021 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2021 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, then you should follow the instructions for requesting such materials contained on the Internet Notice.

What is the difference between being a “record holder” and holding shares in “street name”?

A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.

Am I entitled to vote if my shares are held in “street name”?

Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in “street name,” you should contact your broker or other nominee to obtain your 16-digit control number or otherwise vote through the broker or other nominee.

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the voting power of all outstanding shares of capital stock of the Company entitled to vote at the meeting constitutes a quorum for the transaction of business.

Why hold a virtual meeting?

In light of the ongoing COVID-19 pandemic, we are hosting a virtual meeting as part of our effort to maintain a safe and healthy environment for our directors, members of management and stockholders who wish to attend the Annual Meeting. A virtual meeting also enables increased stockholder attendance and participation because stockholders can participate from any location around the world.

What will I need in order to attend the Annual Meeting?

You are entitled to attend the virtual Annual Meeting only if you were a stockholder of record as of the Record Date for the Annual Meeting, or March 21, 2022, or you hold a valid proxy for the Annual Meeting. You may attend the Annual Meeting and vote during the Annual Meeting by visiting www.virtualshareholdermeeting.com/ENJY2022 and using your 16-digit control number to enter the meeting.

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Summary	Q&A and Meeting Information	Proposal One	Corporate Governance	Proposal Two	Changes in Our Certifying Accountant

If your shares are held in “street name,” you should contact your broker or other nominee to obtain your 16-digit control number. You may be required to provide proof of beneficial ownership, such as your most recent account statement as of the Record Date, a copy of the voting instruction form provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership. If you do not comply with the procedures outlined above, you will not be admitted to the virtual Annual Meeting.

You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet. The meeting webcast will begin promptly at 9:00 a.m. Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin shortly before the meeting time, and you should allow ample time for check-in procedures.

How do I vote?

We recommend that stockholders vote prior to the meeting by proxy, even if they plan to attend the Annual Meeting and vote during the meeting. To vote your shares prior to the Annual Meeting, please follow the instructions for Internet or telephone voting on the Internet Notice. If you request printed copies of the proxy materials by mail, you may also vote by signing and submitting your proxy card and returning it by mail, if you are the stockholder of record, or by signing the voter instruction form provided by your bank or broker and returning it by mail, if you hold your shares in “street name.” This way your shares will be represented whether or not you are able to attend the Annual Meeting.

How can I vote my shares in person and participate at the Annual Meeting?

Stockholders may attend the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/ENJY2022. To attend the Annual Meeting, you will need the 16-digit control number included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials. Shares held in your name as the stockholder of record may be voted electronically during the Annual Meeting.

Shares that you hold in “street name” but not as the stockholder of record also may be voted electronically during the Annual Meeting. You should contact your broker or other nominee to obtain your 16-digit control number. However, even if you plan to attend the Annual Meeting, the Company recommends that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.

What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website, and the information for assistance will be located on the Annual Meeting login page. You will need to obtain your own Internet access.

Will there be a question and answer session during the Annual Meeting?

As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer appropriate questions submitted via the virtual meeting platform by stockholders during the meeting that are pertinent to the Company and the meeting matters. The Company will endeavor to answer as many questions submitted by stockholders as time permits. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “What will I need in order to attend the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:

•	irrelevant to the business of the Company or to the business of the Annual Meeting;

•	related to material non-public information of the Company;

•	related to any pending, threatened or ongoing litigation;

•	related to personal grievances;

•	derogatory references to individuals or that are otherwise in bad taste;

•	substantially repetitious of questions already submitted by another stockholder;

•	in excess of the two question limit;

•	in furtherance of the stockholder’s personal or business interests; or

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Summary	Q&A and Meeting Information	Proposal One	Corporate Governance	Proposal Two	Changes in Our Certifying Accountant

•	out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chairperson or Corporate Secretary in their reasonable judgment.

Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “What will I need to attend the Annual Meeting?”.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present at the scheduled time of the Annual Meeting, the Chairperson of the Annual Meeting may adjourn the Annual Meeting until a quorum is present or represented.

What does it mean if I receive more than one Internet Notice or more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

How can I obtain a paper copy of the 2021 Annual Report?

We will furnish, without charge, a copy of our Annual Report on Form 10-K for the year ended December 31, 2021, including consolidated financial statements, but not including exhibits, to each of our stockholders of record on April 1, 2022, and to each beneficial stockholder on that date upon written request made to Tiffany N. Meriweather, Chief Legal Officer and Corporate Secretary, Enjoy Technology, Inc., 3240 Hillview Ave, Palo Alto, CA 94304. A reasonable fee will be charged for copies of requested exhibits.

How Do I Vote?

We recommend that stockholders vote prior to the meeting by proxy even if they plan to attend the Annual Meeting and vote during the Annual Meeting. If you are a stockholder of record, there are three ways to vote by proxy:

internet by Internet—You can vote over the Internet at www.proxyvote.com by following the instructions on the internet Notice or proxy card	telephone by Telephone—You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card	mail by Mail—You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail

✔	Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on May 15, 2022. In light of possible disruptions in mail service related to the COVID-19 pandemic, we encourage stockholders to submit their proxy via telephone or the Internet.

If your shares are held in street name through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares at the Annual Meeting, you should contact your broker or other nominee to obtain your 16-digit control number or otherwise vote through the broker or other nominee.

Can I change my vote after I submit my proxy?

Yes.

If you are a record holder, you may revoke your proxy and change your vote:

•	by submitting a duly executed proxy bearing a later date;

•	by granting a subsequent proxy through the Internet or telephone;

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Summary	Q&A and Meeting Information	Proposal One	Corporate Governance	Proposal Two	Changes in Our Certifying Accountant

•	by giving written notice of revocation to the Corporate Secretary of Enjoy prior to the Annual Meeting; or

•	by voting during the Annual Meeting.

Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Corporate Secretary before your proxy is voted or you vote during the Annual Meeting.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote during the Annual Meeting by obtaining your 16-digit control number from your bank or broker or otherwise voting through your bank or broker.

Who will count the votes?

A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are indicated on page 1 of this proxy statement, as well as with the description of each proposal in this proxy statement.

Will any other business be conducted at the Annual Meeting?

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?

Proposal	Voting Standard	Effect of Votes Withheld/Abstentions And Broker Non-Votes
Proposal No. 1: To elect Salaam Coleman Smith and Melinda White to our Board of Directors, each for a three-year term ending at the 2025 Annual Meeting of Stockholders	Plurality of the votes of the shares present in person, by remote communication or by proxy	Votes withheld and broker non-votes will have no effect.

Proposal No. 2: To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022	Majority of the votes of the shares present in person, by remote communication or by proxy	Abstentions will have the effect of a vote “against” this proposal. We do not expect any broker non-votes on this proposal.

What is an abstention and how will votes withheld and abstentions be treated?

A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the other proposals to be considered at the Annual Meeting, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld will have no effect on the election of directors, and abstentions will have the effect of a vote “against” Proposal No. 2.

What are broker non-votes and do they count for determining a quorum?

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a

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Summary	Q&A and Meeting Information	Proposal One	Corporate Governance	Proposal Two	Changes in Our Certifying Accountant

beneficial owner on routine matters, such as the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors. Broker non-votes count for purposes of determining whether a quorum is present.

Where can I find a list of stockholders of record entitled to vote at the Annual Meeting?

A complete list of these stockholders will be available for examination by any stockholder during the ten days prior to the Annual Meeting for a purpose germane to the meeting by sending an email to stockadmin@enjoy.com, stating the purpose of the request and providing proof of ownership of the Company’s common stock. This list of stockholders will also be available on the bottom panel of your screen during the Annual Meeting after entering the 16-digit control number included on the Notice of Internet Availability of Proxy Materials or any proxy card that you received, or on the materials provided by your bank or broker.

Where can I find the voting results of the Annual Meeting?

We plan to announce preliminary voting results at the Annual Meeting, and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC shortly after the Annual Meeting.

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Summary	Q&A and Meeting Information	Proposal One	Corporate Governance	Proposal Two	Changes in Our Certifying Accountant

Proposal One — Election of Directors

The Board has nominated Salaam Coleman Smith and Melinda White as Class I director nominees for election at the Annual Meeting. Our Board is currently composed of eight directors. As described in our Certificate of Incorporation, our Board is divided into three classes serving staggered three-year terms. Melinda White is nominated to fill the seat currently held by Fred Harman, who will retire from the Board effective as of the Annual Meeting.

Skills, Background and Expertise

Our directors, including our director nominee, are from diverse professional backgrounds and possess the relevant combination of experience, skills and qualifications that contribute to a well-functioning board that is equipped to oversee the Company’s business and represent stockholder interests through sound judgment and utilizing the group’s varied experience and competencies. The diversity of characteristics and expertise, skill and experience, that the Nominating and Governance Committee and the Board seek in the composition of the Board, as well as the individual experiences, skills and characteristics of our directors and director nominee are highlighted in the following director experience and competencies matrix.

Diversity of experience, expertise and viewpoints is one of many factors the Nominating and Governance Committee considers when recommending director nominees to our Board. Further, our Board is committed to actively seeking highly qualified candidates of diverse gender and ethnicity, as well as taking into account other factors that promote principles of diversity, including diversity of a candidate’s perspective, background, nationality, age and other demographics to include in the pool from which new candidates are selected.

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Summary	Q&A and Meeting Information	Proposal One	Corporate Governance	Proposal Two	Changes in Our Certifying Accountant

Board Diversity Matrix

We believe that the current composition of our Board reflects our commitment to diversity in the areas of gender, ethnicity and professional background. The members of our Board have provided the diversity information below. Each of the categories listed in the table below has the meaning as it is used in Nasdaq Listing Rule 5605(f).

Board Diversity Matrix (As of March 31, 2022)

Total Number of Directors	8

	Female	Male	Non-Binary	Did Not Disclose Gender

Part I: Gender Identity

Directors	2	6

Part II: Demographic Background

African American or Black	2	1

Alaskan Native or Native American

Asian		1

Hispanic or Latinx

Native Hawaiian or Pacific Islander

White		4

Two or More Races or Ethnicities

LGBTQ+

Did Not Disclose Demographic Background

Director Age, Tenure and Diversity

The following charts summarize our Board’s age, tenure and diversity as of March 31, 2022.

Age	Tenure(1)	Ethnic Diversity

(1)	Includes tenure with Legacy Enjoy and MRAC.

Board Recommendation

☑ Our Board unanimously recommends that you vote “FOR” the election of each of Salaam Coleman Smith and Melinda White as directors.

If you return a duly executed proxy card without specifying how your shares are to be voted, the persons named in the proxy card will vote to elect Salaam Coleman Smith and Melinda White as directors. All of our director nominees have indicated their willingness to serve if elected. However, if any director nominee should be unable to serve, or for good cause will not serve, the shares of common stock represented by proxies may be voted for a substitute nominee designated by our Board, or our Board may reduce its size. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proposal. Our Board has no reason to believe that any of the nominees will be unable to serve if elected. Melinda White, a nominee for election at the Annual Meeting, was recommended to the Nominating and Governance Committee by another prospective candidate.

The following information, which is as of March 31, 2022, is furnished with respect to each of the nominees for election at our Annual Meeting and each of the other continuing members of our Board.

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Summary	Q&A and Meeting Information	Proposal One	Corporate Governance	Proposal Two	Changes in Our Certifying Accountant

Our Board of Directors

Nominees for Directors for Terms Expiring in 2025 (Class I)

Salaam Coleman Smith
Age: 52 Director Since: 2021 Committee Memberships: • Nominating and Governance Committee

Experience

Salaam Coleman Smith has served as a member of the board of directors of Enjoy since October 2021. Previously, Ms. Coleman Smith served as an Executive Vice President at The Walt Disney Company’s Disney ABC Television Group, from July 2014 to October 2016, overseeing Strategy and Programming for ABC Family and Freeform television channels. She served in a variety of senior executive roles at Comcast NBC Universal from 2003 to 2014, including as President of Style network from 2008 to 2013. Previously, Ms. Coleman Smith served as an executive at Viacom from 1993 to 2002, including serving as a senior executive within MTV Networks International Division and helping Nickelodeon’s global expansion in Europe, Asia, and Latin America. She has served as a member of the board of directors of Pinterest, Inc. since October 2020 and Gap Inc. (for which she also serves on the Compensation Committee) since March 2021. Ms. Coleman Smith holds a B.S. in Industrial Engineering from Stanford University.

Qualifications

We believe Ms. Coleman Smith’s extensive experience as an executive and experience in the media industry qualify her to serve as a member of our board of directors.

Melinda White
Age: 62 Director Nominee Committee Membership if elected: • Audit Committee

Experience

Melinda White has served as the Chief Executive Officer of Transit Wireless, LLC since 2018. Previously, Ms. White served as the Chief Executive Officer of Black Walnut Ventures from 2017 to 2018. Prior to this, Ms. White served various leadership roles at Frontier Communications, including Area President from 2013 to 2017, Executive Vice President of Revenue and Chief Marketing Officer from 2009 to 2013 and Senior Vice President of Enterprise and Product Development from 2006 to 2009. Ms. White has gained more than 25 years of senior leadership experience in the wireless, technology and telecommunications industry. Ms. White currently serves on the board of Resonance AI since 2018, and served on the board of CA Emerging Technology Fund from 2017 to 2019. Ms. White holds a BBA from Texas’ Howard Payne University and an MBA from Tulane University.

Qualifications

We believe Ms. White’s extensive experience as an executive and experience in the wireless, technology and telecommunication industry qualify her to serve as a member of our board of directors.

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Summary	Q&A and Meeting Information	Proposal One	Corporate Governance	Proposal Two	Changes in Our Certifying Accountant

Directors whose Terms will Expire in 2023 (Class II)

Jonathan Mariner
Age: 67 Director Since: 2021

Experience

Jonathan Mariner has served as Enjoy’s Chief Administrative Officer and as a member of our board of directors since October 2021, in addition to serving as Enjoy’s Chief People Officer from October 2021 to January 2022 and Legacy Enjoy’s Chief Administrative Officer and Chief People Officer and as a member of Legacy Enjoy’s board of directors from December 2020 to October 2021. Mr. Mariner has also served as the founder and President of TaxDay LLC, a mobile residency tax tracking application, since April 2016. From March 2002 to May 2016, Mr. Mariner served in executive leadership roles at Major League Baseball, including as Chief Investment Officer from January 2015 to May 2016 and as Executive Vice President and Chief Financial Officer from March 2002 to December 2014. He serves on the board of directors of Rocket Mortgage, Inc., Tyson Foods Inc., IEX Group, Inc. and various other private companies and organizations. Mr. Mariner also served on the board of directors of Ultimate Software Group Inc. Mr. Mariner holds a BS in Accounting from the University of Virginia and an MBA from Harvard Business School; and is a former Certified Public Accountant.

Qualifications

We believe that Mr. Mariner’s extensive experience as an executive, and his leadership role at Enjoy qualify him to serve as a member of our board of directors.

Denise Young Smith
Age: 66 Director Since: 2021 Committee Memberships: • Audit Committee • Compensation Committee (Chair)

Experience

Denise Young Smith has served as a member of the board of directors of Enjoy since October 2021. Previously, Ms. Young Smith served as an Executive in Residence at Cornell Tech (Cornell University’s graduate school tech campus in Manhattan) from January 2018 through May 2021, and concurrently at Colorado College from April 2018 to March 2019. From 1997 to December 2017, Ms. Young Smith served in a variety of human resources leadership roles at Apple Inc., most recently as Vice President, Worldwide Talent and Human Resources from December 2014 to May 2017. From May 2017 to December 2017 she served as Apple’s first Vice President of Inclusion and Diversity. She also serves as a member of the board of directors of various non-profits and private companies. Ms. Young Smith holds a BA from Grambling State University.

Qualifications

We believe Ms. Young Smith’s extensive experience as an executive and experience in the retail industry qualify her to serve as a member of our board of directors.

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Summary	Q&A and Meeting Information	Proposal One	Corporate Governance	Proposal Two	Changes in Our Certifying Accountant

Brett Varsov
Age: 46 Director Since: 2021 Committee Memberships: • Nominating and Governance Committee

Experience

Brett Varsov has served as a member of the board of directors of Enjoy since October 2021. He previously served as Marquee Raine Acquisition Corp.’s (“MRAC”) Co-Chief Executive Officer from October 2020 to October 2021 and has spent his career in the media and technology industries. Mr. Varsov has been a Partner and Head of M&A at The Raine Group LLC (“Raine”) since January 2016, where he is responsible for the firm’s global Mergers and Acquisitions practice and works closely with all of the firm’s partners and sector heads on advisory and investing transactions across the firm’s businesses. Prior to this, he was a Managing Director at Raine from April 2012 to December 2015. At Raine, and during his career, Mr. Varsov has initiated and executed mergers and acquisitions, strategic advisory assignments, investments and financing transactions for many of the world’s leading and emerging media and technology companies. He has also worked on multiple successful SPAC transactions as an advisor to and investor in target companies that have gone public via SPAC merger. Prior to joining Raine, he was in the Technology, Media and Telecom and Mergers and Acquisitions groups at Goldman Sachs where he focused on media and technology companies and worked on public and private M&A, initial public offerings and other strategic and financial advisory transactions. Prior to this, Mr. Varsov worked in the Media and Telecom group at Citigroup within the Investment Banking division. Previously, he acted as director of business development for Digital Club Network (an early digital music venture), founded and published a regional newspaper, and worked in the marketing group of Miller Publishing. Mr. Varsov is on the board of directors of Reigning Champs Experiences, a Raine portfolio company. He has a BA from the University of Pennsylvania and an MBA from Columbia Business School.

Qualifications

We believe that Mr. Varsov’s extensive experience in the technology, media and telecommunications industries and his vast business experience qualify him to serve as a member of our board of directors.

Directors whose Terms will Expire in 2024 (Class III)

Ron Johnson
Age: 63 Director Since: 2021

Experience

Ron Johnson has served as the President and Chief Executive Officer of Enjoy and Chair of Enjoy’s board of directors since October 2021 in addition to serving as the Co-Founder, President, Chief Executive Officer and a member of the board of directors of Legacy Enjoy from June 2014 to October 2021. Previously, Mr. Johnson served as the Chief Executive Officer of JCPenney Company, Inc. from November 2011 to April 2013, Senior Vice President of Retail at Apple Inc. from January 2000 to October 2011, and Vice President of Merchandising at Target Corporation from September 1984 to December 1999. Mr. Johnson serves as a member of the board of directors of Ermenegildo Zegna NV (NYSE: ZGN) and also serves as a member of the board of directors of various private companies, namely: Globality, Inc., Philz Coffee, Inc. and Fish Six Restaurant Corp (d/b/a The Melt). Mr. Johnson holds a B.A. in Economics from Stanford University and an MBA from Harvard Business School.

Qualifications

We believe that Mr. Johnson’s extensive experience in the retail industry, his experience as an executive, and his leadership of Enjoy qualify him to serve as a member of our board of directors.

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Summary	Q&A and Meeting Information	Proposal One	Corporate Governance	Proposal Two	Changes in Our Certifying Accountant

Thomas Ricketts
Age: 56 Director Since: 2021 Committee Memberships: • Compensation Committee

Experience

Thomas Ricketts Mr. Ricketts has served as a member of the board of directors of Enjoy since October 2021 and previously served as MRAC’s co-Chairman and Director from October 2020 to October 2021. Mr. Ricketts has served as the Executive Chairman of the Chicago Cubs since 2009. He also serves as the Chairman of Incapital. Mr. Ricketts currently serves on the boards of Meijer, Inc., Choose Chicago, The Field Museum, The Executive’s Club of Chicago, and The Wood Family Foundation. He was also a founding Director of the Bond Dealers of America. Mr. Ricketts has also been a Director at Ameritrade and, subsequently, TD Ameritrade. Prior to starting Incapital, Mr. Ricketts worked at ABN AMRO Inc., The Chicago Corporation and Mesirow Financial. He was a market maker on the Chicago Board Options Exchange from 1988 through 1994. Mr. Ricketts has an MBA in Finance and an AB in Economics from the University of Chicago.

Qualifications

We believe Mr. Ricketts’ business experience and experience as a director on the boards of other companies qualify him to serve as a member of our board of directors.

Gideon Yu
Age: 50 Director Since: 2021 Committee Memberships: • Audit Committee

Experience

Gideon Yu has served as a member of the board of directors of Enjoy since October 2021 and as a member of the board of directors of Legacy Enjoy from October 2017 to October 2021. Mr. Yu is the Co-Owner and former President of the San Francisco 49ers. Previously, from 2007 to 2009, Mr. Yu was the Chief Financial Officer of Facebook, and from 2006 to 2007, Mr. Yu was the Chief Financial Officer of YouTube. Mr. Yu was also a General Partner at Khosla Ventures, a venture capital firm focused on early-stage technology companies, where he led the firm’s investment in Square Inc. and was its first outside board member. From 2002 to 2006, Mr. Yu was also the Treasurer and Senior Vice President of Corporate Finance for Yahoo! Inc. Currently, Mr. Yu serves on the boards of Hanmi Financial Corporation and Razer Inc. Mr. Yu earned his BS in Industrial Engineering and Engineering Management from Stanford University, and his MBA from Harvard Business School.

Qualifications

We believe Mr. Yu’s extensive experience as an executive and prior service as a director of Enjoy qualify him to serve as a member of our board of directors.

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Summary	Q&A and Meeting Information	Proposal One	Corporate Governance	Proposal Two	Changes in Our Certifying Accountant

Corporate Governance

Governance Overview

We are committed to maintaining robust governance practices and a strong ethical culture that benefit the long-term interests of our stockholders. The Company, with the oversight of the Board, regularly reviews, updates and enhances its corporate governance practices and compliance and training programs, as appropriate, in light of stockholder interests, changes in applicable laws, regulations and stock exchange requirements and the evolving needs of our business.

✓  All of our non-employee directors and director nominee (6 of 8 individuals) are independent

✓  Regular executive sessions of independent, non-employee directors at Board meetings (presided by the Lead Independent Director) and committee meetings (chaired by independent committee chairs)

✓  Highly engaged Board with deep and diverse set of skills and expertise relevant to oversight of our business operations and strategy

✓  Code of Conduct applicable to directors, officers and all employees, which reinforces our core values and helps drive our workplace culture of compliance with ethical standards, integrity and accountability

You can access our current committee charters, our Corporate Governance Guidelines and our Code of Conduct in the “Governance Documents” section of the “Investors” page of our website located at www.enjoy.com, or by writing to our Corporate Secretary at our offices at 3240 Hillview Ave, Palo Alto, CA 94304.

Board Composition

Our Board currently consists of eight (8) members: Fred Harman, Ron Johnson, Jonathan Mariner, Thomas Ricketts, Denise Young Smith, Salaam Coleman Smith, Brett Varsov and Gideon Yu. Fred Harman will not stand for re-election to the Board as a Class I director when his term expires at the Annual Meeting, and will retire from the Board effective as of the 2022 Annual Meeting. Following the recommendation by the Nominating and Corporate Governance Committee, the Board has nominated Melinda White for election as a Class I director at the Annual Meeting to fill the seat currently held by Fred Harman. As described above, our Board is divided into three classes serving staggered three-year terms. Our directors may be removed with cause, by the affirmative vote of the holders of at least a majority of voting power of the outstanding shares.

Director Independence

Our Board has affirmatively determined that Thomas Ricketts, Denise Young Smith, Salaam Coleman Smith, Brett Varsov and Gideon Yu are each an “independent director,” and if elected, Melinda White will be an “independent director,” as defined under the rules of The Nasdaq Stock Market LLC (the “Nasdaq Rules”). There are no family relationships among any of our directors, director nominee or executive officers.

Director Candidates

The Nominating and Governance Committee is responsible for identifying and reviewing the qualifications of potential director candidates and recommending to the Board those candidates to be nominated for election to the Board.

To facilitate the search process for director candidates, the Nominating and Governance Committee may identify potentially qualified director candidates through a number of channels, including soliciting our current directors and executives for the names of potentially qualified candidates or asking directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating and Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from us and determines if candidates meet the qualifications desired by the Nominating and Governance Committee of candidates for election as director.

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Summary	Q&A and Meeting Information	Proposal One	Corporate Governance	Proposal Two	Changes in Our Certifying Accountant

In accordance with our Corporate Governance Guidelines, in evaluating the suitability of individual candidates, the Nominating and Governance Committee will consider many factors, including: possessing relevant expertise upon which to be able to offer advice and guidance to management; having sufficient time to devote to the affairs of the Company; demonstrating excellence in his or her field; having the ability to exercise sound business judgment; experience as a board member or executive officer of another publicly held company; having a diverse personal background, perspective and experience; and having the commitment to rigorously represent the long-term interests of the Company’s stockholders. The Board reviews candidates for director nomination in the context of the current composition of the Board, the Company’s operating requirements and the long-term interests of the Company’s stockholders.

Stockholders may recommend individuals to the Nominating and Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to Enjoy Technology, Inc., 3240 Hillview Ave, Palo Alto, CA 94304, Attn: Nominating and Governance Committee, c/o Corporate Secretary. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Communications From Stockholders

Stockholders and other interested parties may contact an individual director, the Chair of the Board, the Board as a group or a specified Board committee or group, including the non-management directors as a group, by writing to the following address: c/o Corporate Secretary, Enjoy Technology, Inc., 3240 Hillview Ave, Palo Alto, CA 94304. Each communication should specify the applicable addressee or addressees to be contacted, as well as the general topic of the communication. We will initially receive and process communications before forwarding them to the addressee. We may also refer communications to other departments at the Company. We generally will not forward to the directors a communication that is primarily commercial in nature, relates to an improper or irrelevant topic, or requests general information regarding the Company.

Board Leadership Structure

Ron Johnson currently serves as the Chair of the Board and the Company’s Chief Executive Officer (“CEO”). The Company believes that a combined CEO and Chair role is appropriate for the Company at this time because it provides an efficient and effective leadership structure as a newly public company. It promotes alignment between the Board and management of the Company’s strategic objectives, facilitates effective presentation of information to enable the Board to fulfill its responsibilities, and allows for productive and effective Board meetings. The Board believes that the Board leadership structure should, among other things, be determined by the specific needs of the business and what is in the best interests of the Company and its stockholders, and that the Board should remain adaptable to shaping the leadership structure as those needs and interests change.

Gideon Yu is currently the Lead Independent Director. The Lead Independent Director, among other things: (a) in consultation with the Chair, establishes the agenda for regular Board meetings; (b) presides at all meetings of the Board at which the Chair is not present, including executive sessions of the independent directors; (c) establishes the agenda for meetings of the independent directors; (d) coordinates with the committee chairs regarding meeting agendas and information requirements; (e) presides over any portions of meetings of the Board at which the performance of the Board is presented or discussed; and (f) acts as liaison between the independent directors, the CEO and the Chair.

Board’s Role in Risk Oversight

Risk assessment and oversight are an integral part of our governance and management processes. Our management is responsible for our day-to-day risk management activities. Our Audit Committee is responsible for overseeing enterprise risk management, including the management of financial risks and cybersecurity risks; reviewing and discussing the Company’s guidelines and policies with respect to risk assessment and risk management; and discussing with management the steps management has taken to monitor and control these exposures. Our Board also is apprised of particular risk management matters in connection with its general oversight and approval of corporate matters and significant transactions, including as relates to the ongoing COVID-19 pandemic. Our Compensation Committee oversees risks related to the Company’s executive compensation, equity incentive plans and other compensatory arrangements. Our Nominating and Governance Committee oversees risks associated with our corporate governance framework and succession planning. We believe that our Board leadership structure, described above, supports the risk oversight function of the Board. The Board implements its risk oversight function both as a whole and through delegation to Board committees, which meet regularly and report back to the Board.

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Summary	Q&A and Meeting Information	Proposal One	Corporate Governance	Proposal Two	Changes in Our Certifying Accountant

Code of Conduct

Our Code of Conduct applies to all of our directors, officers, and employees, including our principal executive officer, principal financial officer and principal accounting officer. Our Code of Conduct constitutes a “code of ethics” as defined by Item 406(b) of Regulation S-K. The Code of Conduct is publicly available at the “Governance Documents” section of the “Investors” page of our website at www.enjoy.com. We intend to satisfy the disclosure requirements of Item 5.05 of Form 8-K and the Nasdaq Rules regarding any amendment to, or waiver from, a provision of the Code of Conduct by posting such information on our website, www.enjoy.com.

Anti-Hedging Policy

Our Board has adopted an Insider Trading and Trading Window Policy, which applies to all of our directors, officers, and employees. Among its provisions, the policy prohibits those covered by the policy from speculating in our securities, including trading in derivative securities of the Company, such as put options and call options or engaging in short selling of the Company’s securities. In addition, the policy prohibits directors, officers and employees from purchasing the Company’s securities on margin.

Executive Sessions

In accordance with our Corporate Governance Guidelines, independent, non-employee directors of the Board meet periodically in executive sessions. Such meetings are presided over by the Lead Independent Director.

Attendance by Members of the Board of Directors at Meetings

The board of directors of MRAC met seven times from January 1, 2021 to the completion of the Transactions (as defined in our Annual Report on Form 10-K) on October 15, 2021. Following the completion of the Transactions, our Board met three times before December 31, 2021. During the fiscal year ended December 31, 2021, each incumbent director attended more than 75% of the aggregate of (i) all meetings of the Board and (ii) all meetings of the committees on which the director served during the period in which such director was on the Board.

Under our Corporate Governance Guidelines, which is available on our website at investors.enjoy.com, a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to prepare for and attend Board meetings and meetings of committees on which such director serves. Currently, we do not maintain a formal policy regarding director attendance at the Annual Meeting; however, directors are encouraged to attend the Annual Meeting.

Board Committees

Committee Membership
Name	Audit Committee	Compensation Committee	Nominating and Governance Committee
Fred Harman(1)
Ron Johnson*
Jonathan Mariner
Thomas Ricketts
Denise Young Smith
Salaam Coleman Smith
Brett Varsov
Gideon Yu**

= Committee Chairperson          = Member         * = Chair of the Board         ** = Lead Independent Director

(1)	Fred Harman has not been nominated for re-election at the Annual Meeting. If elected, Melinda White will serve on the Audit Committee.

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Summary	Q&A and Meeting Information	Proposal One	Corporate Governance	Proposal Two	Changes in Our Certifying Accountant

Audit Committee

Current Committee Members:

Gideon Yu (Chair)

Fred Harman(1)

Denise Young Smith

The Audit Committee Charter is available under the “Governance Documents” section of the “Investors” page of our website at www.enjoy.com.

Primary Responsibilities Include:

•  appointing, compensating, retaining, evaluating, terminating and overseeing our independent registered public accounting firm;

•  discussing with our independent registered public accounting firm their independence from management;

•  reviewing with our independent registered public accounting firm the scope and results of their audit;

•  pre-approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;

•  overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the SEC;

•  reviewing and monitoring our accounting principles, accounting policies, financial and accounting controls and compliance with legal and regulatory requirements; and

•  establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters.

Financial Expertise and Independence

All members of the Audit Committee meet the independence standards of Nasdaq and the SEC, as well as the financial literacy requirements of Nasdaq. The Board has determined that Gideon Yu qualifies as an “audit committee financial expert” as defined by SEC rules.

Report

The Report of the Audit Committee is included beginning on page 23 of this proxy statement.

Meetings

From January 2021 to the completion of the Transactions in October 2021, the Audit Committee of MRAC met seven times. Our current Audit Committee, established in October 2021, met four times during 2021.

(1)	Fred Harman has not been nominated for re-election at the Annual Meeting. If elected, Melinda White will serve on the Audit Committee.

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Summary	Q&A and Meeting Information	Proposal One	Corporate Governance	Proposal Two	Changes in Our Certifying Accountant

Compensation Committee

Current Committee Members:

Denise Young Smith (Chair)

Thomas Ricketts

The Compensation Committee Charter is available under the “Governance Documents” section of the “Investors” page of our website at www.enjoy.com.

Primary Responsibilities Include:

•  reviewing and approving corporate goals and objectives relevant to the compensation of our executive officers, evaluating the performance of our CEO in light of these goals and objectives and setting or making recommendations to the Board regarding the compensation of our CEO;

•  reviewing and setting or making recommendations to our Board regarding the compensation of other executive officers;

•  making recommendations to our Board regarding the compensation of our directors;

•  reviewing and approving or making recommendations to our Board regarding our incentive compensation and equity-based plans and arrangements; and

•  appointing and overseeing any compensation consultants.

The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time.

Independence

Each member of the Compensation Committee qualifies as an independent director under Nasdaq’s heightened independence standards for members of a compensation committee and as a “non-employee director” as defined in Section 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Meetings

From January 2021 to the completion of the Transactions in October 2021, the Compensation Committee of MRAC did not meet. Our current Compensation Committee, established in October 2021, met one time during 2021.

Nominating and Governance Committee

Current Committee Members:

Salaam Coleman Smith (Chair)

Fred Harman

Brett Varsov

The Nominating and Governance Committee Charter is available under the “Governance Documents” section of the “Investors” page of our website at www.enjoy.com.

Primary Responsibilities Include:

•  identifying individuals qualified to become members of our Board, consistent with criteria approved by our Board;

•  recommending to our Board the nominees for election to our Board at annual meetings of our stockholders;

•  overseeing an evaluation of our Board and its committees; and

•  developing and recommending to our Board a set of corporate governance guidelines.

Independence

The Nominating and Governance Committee is comprised entirely of directors who are independent under Nasdaq Rules.

Meetings

Prior to the completion of the Transactions in October 2021, MRAC did not have a Nominating and Governance Committee. Our current Nominating and Governance Committee, established in October 2021, met one time during 2021.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee currently consists of Thomas Ricketts and Denise Young Smith. No member of our Compensation Committee is or has been an officer or employee of the Company. None of our executive officers serves as a member of the board of directors or compensation committee (or other committee performing equivalent functions) of any entity that has one or more of its executive officers serving on our Board or Compensation Committee.

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Summary	Q&A and Meeting Information	Proposal One	Corporate Governance	Proposal Two	Changes in Our Certifying Accountant

Proposal Two — Ratification of Appointment of Independent Registered Public Accounting Firm

Our Audit Committee has appointed PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Our Board has directed that this appointment be submitted to our stockholders for ratification. Although ratification of our appointment of PwC is not required, we value the opinions of our stockholders and believe that stockholder ratification of the appointment is a good corporate governance practice.

PwC has served as our independent registered public accounting firm since October 15, 2021. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services. A representative of PwC is expected to attend the Annual Meeting, will have the opportunity to make a statement if desired, and will be available to respond to appropriate questions from stockholders.

In the event that the appointment of PwC is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2023. Even if the appointment of PwC is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interest of Enjoy.

Board Recommendation

☑ The Board recommends a vote “FOR” the ratification of the appointment by the Audit Committee of PwC as our independent registered public accounting firm for the year ending December 31, 2022.

Principal Accountant Fees and Services

The following table summarizes the fees of PwC, our independent registered public accounting firm, for the fiscal years ended December 31, 2021 and 2020.

	2021	2020
	(in thousands)
Audit Fees(1)	$3,870	$1,850
Audit-Related Fees(2)	87	87
Tax Fees(3)	16	—
All Other Fees	—	—
Total Fees	$3,973	$1,937

(1)

Audit Fees include professional services rendered for the audit of our consolidated financial statements, reviews of our quarterly consolidated financial statements, related accounting consultations, and services provided in connection with the Transactions and other SEC filings.

(2)	Audit-Related Fees include agreed upon procedures related to our fulfillment and inventory controls.
(3)	Tax Fees include the aggregate fees billed for services rendered for tax compliance, tax advice, and tax planning.

Pre-Approval Policies and Procedures

The Audit Committee charter provides that the Audit Committee shall approve or pre-approve all auditing services (including but not limited to internal control-related services) and all permitted non-audit services by the Company’s independent registered public accounting firm, unless the engagement is entered into pursuant to appropriate pre-approval policies established by the Audit Committee or if the service falls within available exceptions under SEC rules. During 2021, all audit and audit-related services provided to us were pre-approved by the Audit Committee. The Audit Committee also reviewed non-audit services provided by PwC during 2021, and determined that the provision of such non-audit services was compatible with maintaining the auditor’s independence.

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Summary	Q&A and Meeting Information	Proposal One	Corporate Governance	Proposal Two	Changes in Our Certifying Accountant

Report of the Audit Committee

The information contained in this Report of the Audit Committee shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing (except to the extent that we specifically incorporate this information by reference) and shall not otherwise be deemed “soliciting material” or “filed” with the SEC, or to the liabilities of Section 18 of the Exchange Act (except to the extent that we specifically incorporate this information by reference).

The Audit Committee has reviewed the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2021 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm the matters that they are required to provide to the Audit Committee, including the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by the applicable requirements of the PCAOB describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

Gideon Yu (Chair)

Fred Harman

Denise Young Smith

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Summary	Q&A and Meeting Information	Proposal One	Corporate Governance	Proposal Two	Changes in Our Certifying Accountant

Changes in Our Certifying Accountant

On October 15, 2021, our Audit Committee approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm to audit our consolidated financial statements as of and for the year ended December 31, 2021. PwC served as independent registered public accounting firm of Legacy Enjoy prior to the Transactions. Accordingly, as previously disclosed, on October 15, 2021, our Audit Committee dismissed Withum.

The report of Withum on the financial statements of MRAC as of December 31, 2020, and for the period from October 16, 2020 (inception) through December 31, 2020 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles, except for an explanatory paragraph in such report regarding substantial doubt about Enjoy’s ability to continue as a going concern.

During the period from October 16, 2020 (inception) to December 31, 2020 and subsequent interim period through October 15, 2021, there were no disagreements between MRAC and Withum on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Withum, would have caused it to make reference to the subject matter of the disagreements in its reports on MRAC’s financial statements for such period.

During the period from October 16, 2020 (inception) to December 31, 2020 and subsequent interim period through October 15, 2021, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act), other than the material weakness in internal controls identified by management related to the accounting for warrants issued in connection with MRAC’s initial public offering, which resulted in the restatement of MRAC’s financial statements as set forth in Amendment No. 1 to MRAC’s Form 10-K for the year ended December 31, 2020, as filed with the SEC on May 13, 2021.

During the years ended December 31, 2020 and December 31, 2019 and the subsequent interim period through October 15, 2021, we did not consult with PwC with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that PwC concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any other matter that was the subject of a disagreement or a reportable event (each as defined above).

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Executive Compensation	Director Compensation	Securities Authorized for Issuance Under Equity Compensation Plans	Security Ownership of Certain Beneficial Owners and Management

Executive Compensation

Our named executive officers for the year ended December 31, 2021 were:

•	Ron Johnson, Co-Founder and Chief Executive Officer

•	Fareed Khan, Chief Financial Officer

•	Jonathan Mariner, Chief Administrative Officer

•	Tiffany N. Meriweather, Chief Legal Officer and Corporate Secretary

2021 Summary Compensation Table

The table below shows compensation of our named executive officers for the year ended December 31, 2021.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Ron Johnson	2021	57,600	—		—	—	—	—	—		57,600
Chief Executive Officer	2020	49,920	—		—	—	—	—	—		49,920
Jonathan Mariner	2021	600,000	—		5,162,808	1,878,261	—	—	60,000	(2)	7,701,069
Chief Administrative Officer	2020	32,308	—		—	—	—	—	4,615	(2)	36,923
Fareed Khan	2021	361,539	—		5,162,808	1,887,970	—	—	—		7,412,317
Chief Financial Officer	2020	—	—		—	—	—	—	—		—
Tiffany N. Meriweather	2021	250,000	80,356	(3)	4,354,130	1,871,812	—	—	—		6,556,299
Chief Legal Officer and Corporate Secretary	2020	—	—		—	—	—	—	—		—

(1)

Amounts reported in this column do not reflect the amounts actually received by our named executive officers. Instead, these amounts reflect the aggregate grant date fair value of each award granted to the named executive officers during 2021, as computed in accordance with Accounting Standards Codification 718 using the assumptions described in Note 2 to Enjoy’s audited financial statements for the year ended December 31, 2021 included in our Annual Report on Form 10-K. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(2)	Beginning with the commencement of his employment in December 2020, Mr. Mariner has received a stipend of $5,000 per month, split evenly over each pay period.
(3)	Ms. Meriweather received a one-time bonus in connection with the commencement of her employment.

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Executive Compensation	Director Compensation	Securities Authorized for Issuance Under Equity Compensation Plans	Security Ownership of Certain Beneficial Owners and Management

Outstanding Equity Awards as of December 31, 2021

The table below shows the outstanding equity incentive plan awards held by each of our named executive officers as of December 31, 2021.

	Option Awards						Stock Awards
Name	Grant Date		Number of securities underlying un-exercised options (#) exercisable	Number of securities underlying unexercised options (#) un-exercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(1)
Ron Johnson	—		—	—	—	—	—	—
Jonathan Mariner	2/18/21	(2)	103,365	310,102	8.31	2/18/2031	—	—
	6/30/21	(3)	—	—	—		143,649	663,658
	12/23/21	(4)	—	—	—	—	531,166	2,453,987
Fareed Khan	2/18/21	(5)	—	413,467	8.31	2/18/2031	—	—
	6/30/21	(6)	—	—	—	—	191,532	884,878
	12/23/21	(7)	—	—	—	—	531,166	2,453,987
Tiffany N. Meriweather	6/30/21	(8)	—	344,555	10.02	6/30/2031	—	—
	6/30/21	(9)	—	—	—	—	184,523	852,496
	12/23/21	(10)	—	—	—	—	546,989	2,527,089

(1)	The amounts in this column were determined based on the closing market price of the Company’s common stock on December 31, 2021 of $4.62.
(2)

Twenty-five percent of the shares subject to the stock option vested on December 1, 2021, the first anniversary of the vesting start date, and the remaining amount vests in equal monthly installments and will be fully vested on December 1, 2024, the fourth anniversary of the vesting start date, subject to continuous service through each vesting date.

(3)

Twenty-five percent of the restricted stock units (“RSUs”) vested on December 1, 2021, with the remaining RSUs vesting in equal installments of 1/16th of the total number of RSUs quarterly thereafter, subject to continuous service through each vesting date.

(4)

Twenty-five percent of the RSUs vested on December 10, 2021, with the remaining RSUs vesting in equal installments of 1/16th of total number of RSUs quarterly thereafter, subject to continuous service through each vesting date.

(5)

Twenty-five percent of the shares subject to the stock option shall vest on January 25, 2022, the first anniversary of the vesting start date, and the remaining balance vests in equal monthly installments and will be fully vested on January 25, 2025, the fourth anniversary of the vesting start date, subject to continuous service through each vesting date.

(6)

Twenty-five percent of the RSUs shall vest on January 25, 2022, with the remaining RSUs vesting in equal installments of 1/16th of the total number of RSUs quarterly thereafter, subject to continuous service through each vesting date.

(7)

Twenty-five percent of the RSUs vested on December 10, 2021, with the remaining RSUs vesting in equal installments of 1/16th of the total number of RSUs quarterly thereafter, subject to continuous service through each vesting date.

(8)

Twenty-five percent of the shares subject to the stock option shall vest on April 26, 2022, the first anniversary of the vesting start date, and the remaining balance vests in equal monthly installments and will be fully vested on April 26, 2025, the fourth anniversary of the vesting start date, subject to continuous service through each vesting date.

(9)

Twenty-five percent of the RSUs shall vest on April 26, 2022, with the remaining RSUs vesting in equal installments of 1/16th of the total number of RSUs quarterly thereafter, subject to continuous service through each vesting date.

(10)

Twenty-five percent of the RSUs shall vest on June 10, 2022, with the remaining RSUs vesting in equal installments of 1/16th of the total number of RSUs quarterly thereafter, subject to continuous service through each vesting date.

Agreements with Named Executive Officers

Ron Johnson, Fareed Khan, Jonathan Mariner and Tiffany N. Meriweather are each currently party to offer letters setting forth their terms of employment as of the date of their respective offer letters, including title, salary, initial equity grant and severance provisions, as set forth below.

Ron Johnson Continuing Offer Letter

In October 2021, the Company entered into a continued employment offer letter with Ron Johnson which replaced his prior offer letter (the “Johnson Continuing Letter”). Under the Johnson Continuing Letter, Mr. Johnson’s employment is at-will and may be terminated by either party at any time, with or without cause or advance notice. The Johnson Continuing Letter provides for an initial annual base salary of $58,240 per year, less applicable payroll deductions and

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Executive Compensation	Director Compensation	Securities Authorized for Issuance Under Equity Compensation Plans	Security Ownership of Certain Beneficial Owners and Management

withholdings, which will increase to $62,400 per year, less applicable payroll deductions and withholdings, effective January 1, 2022. Should the Company adopt a written bonus plan applicable to executives, Mr. Johnson will be eligible to participate in such plan pursuant to its terms. Mr. Johnson was not offered any new equity awards in connection with the Johnson Continuing Letter.

The Johnson Continuing Letter also provides for severance and other benefits in the event Mr. Johnson’s employment is terminated without Cause (other than as a result of death or disability) or he resigns for Good Reason (as such terms are defined in the Johnson Continuing Letter), (such termination without Cause or resignation for Good Reason, a “Qualifying Termination”). If Mr. Johnson incurs a Qualifying Termination, he is entitled to severance benefits equal to twelve months of his then-current base salary and twelve months of company-paid health care coverage. In the event that the Company adopts a formal severance plan in which Mr. Johnson is eligible to participate, he will only be eligible to receive the more beneficial of the severance terms of said severance plan or the severance provisions provided in the Johnson Continuing Letter. If Mr. Johnson incurs a Qualifying Termination within twelve months following the closing of a Change of Control (as defined in the Johnson Continuing Letter), then in addition to the benefits described above in this paragraph, Mr. Johnson is entitled to receive 100% vesting acceleration on all outstanding options and restricted stock units granted under the 2014 Plan.

Payment of all severance and vesting acceleration is contingent upon signing a release of claims and other customary provisions. Mr. Johnson’s salary and other compensation is subject to review and adjustment by the Board in its sole discretion and he is also eligible to participate in benefit plans and arrangements made available to executive level employees.

Fareed Khan Offer Letter

In October 2021, the Company entered into a continued employment offer letter with Fareed Khan that replaced his prior offer letter (the “Khan Continuing Letter”). Under the Khan Continuing Letter, Mr. Khan’s employment is at-will and may be terminated by either party at any time, with or without cause or advance notice. The Khan Continuing Letter provides for an initial annual base salary of $400,000 per year. Should the Company adopt a written bonus plan applicable to executives, Mr. Khan will be eligible to participate in such plan pursuant to its terms. The Khan Continuing Letter recommends a grant of restricted stock units pursuant to the 2021 Plan with a value of $4,084,670, to vest incrementally over four years and with the same vesting acceleration provisions as provided in the paragraph immediately below with respect to awards granted under the 2014 Plan.

The Khan Continuing Letter also provides for severance and other benefits in the event Mr. Khan’s employment is terminated by the Company without Cause (other than as a result of death or disability) or he resigns for Good Reason (as such terms are defined in the Khan Continuing Letter) (such termination without Cause or resignation for Good Reason, a “Qualifying Termination”). If Mr. Khan incurs a Qualifying Termination, he is entitled to severance benefits equal to twelve months of his then-current base salary and twelve months of company-paid COBRA coverage. In the event that the Company adopts a formal severance plan in which Mr. Khan is eligible to participate, he will only be eligible to receive the more beneficial of the severance terms of said severance plan or the severance provisions provided in the Khan Continuing Letter. If Mr. Khan incurs a Qualifying Termination within twelve months following the closing of a Change of Control (as defined in the Khan Continuing Letter), then in addition to the benefits described above in this paragraph, Mr. Khan is entitled to receive 100% vesting acceleration on all outstanding options and restricted stock units granted under the 2014 Plan.

Payment of all severance and vesting acceleration are contingent upon Mr. Khan signing a general release of all claims in favor of and in a form acceptable to the Company, and other customary provisions. Mr. Khan’s salary and other compensation is subject to review and adjustment by the Board in its sole discretion and he is also eligible to participate in benefit plans and arrangements made available to executive level employees.

Jonathan Mariner Offer Letter

In October 2021, the Company entered into a continued employment offer letter with Jonathan Mariner that replaced his prior offer letter (the “Mariner Continuing Letter”). Under the Mariner Continuing Letter, Mr. Mariner’s employment is at-will and may be terminated by either party at any time, with or without cause or advance notice. The Mariner Continuing Letter provides for an initial annual base salary of $600,000 per year. Should the Company adopt a written bonus plan applicable to executives, Mr. Mariner will be eligible to participate in such plan pursuant to its terms. The Mariner Continuing Letter recommends a grant of restricted stock units pursuant to the 2021 Plan with a value of $4,084,670, to vest incrementally over four years and with 100% of the award vesting in the event of a Change in

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Executive Compensation	Director Compensation	Securities Authorized for Issuance Under Equity Compensation Plans	Security Ownership of Certain Beneficial Owners and Management

Control (as defined in the Mariner Continuing Letter). The Mariner Continuing Letter also provides that the Company will provide Mr. Mariner a monthly housing stipend of $5,000, less applicable payroll deductions and withholding, in accordance with the Company’s standard policies.

The Mariner Continuing Letter provides that upon the closing of a Change in Control, as defined in the 2014 Plan, all options and RSUs held by Mr. Mariner that were granted under the 2014 Plan shall immediately accelerate and vest in full upon the closing of such Change in Control.

The Mariner Continuing Letter provides for severance and other benefits in the event Mr. Mariner’s employment is terminated by the Company without Cause (other than as a result of death or disability) or he resigns for Good Reason (as such terms are defined in the Mariner Continuing Letter) (such termination without Cause or resignation for Good Reason, a “Qualifying Termination”). If Mr. Mariner incurs a Qualifying Termination, he is entitled to severance benefits equal to twelve months of his then-current base salary and twelve months of company-paid COBRA coverage. In the event that the Company adopts a formal severance plan in which Mr. Mariner is eligible to participate, he will only be eligible to receive the more beneficial of the severance terms of said severance plan or the severance provisions provided in the Mariner Continuing Letter. Upon closing of the Transactions, Mr. Mariner became entitled to additional vesting acceleration such that if he now incurs a Qualifying Termination, 100% of his outstanding options and RSUs granted under the 2014 Plan will vest on the date of the separation of service.

Payment of all severance and vesting acceleration in connection with a Qualifying Termination are contingent upon Mr. Mariner signing a general release of claims in favor of and in a form acceptable to the Company, and other customary provisions. Mr. Mariner’s salary and other compensation is subject to review and adjustment by the Board in its sole discretion and he is also eligible to participate in benefit plans and arrangements made available to executive level employees.

Tiffany N. Meriweather Offer Letter

In October 2021, the Company entered into a continued employment offer letter with Tiffany N. Meriweather that replaced her prior offer letter (the “Meriweather Continuing Letter”). Under the Meriweather Continuing Letter, Ms. Meriweather’s employment is at-will and may be terminated by either party at any time, with or without cause or advance notice. The Meriweather Continuing Letter provides for an initial annual base salary of $400,000 per year. Should the Company adopt a written bonus plan applicable to executives, Ms. Meriweather will be eligible to participate in such plan pursuant to its terms. The Meriweather Continuing Letter recommends a grant of restricted stock units pursuant to the 2021 Plan with a value of $3,154,760, to vest incrementally over four years and with the same vesting acceleration provisions as provided in the paragraph immediately below with respect to awards granted under the 2014 Plan.

The Meriweather Continuing Letter also provides for severance and other benefits in the event Ms. Meriweather’s employment is terminated by the Company without Cause (other than as a result of death or disability, except as otherwise specified in this paragraph) or she resigns for Good Reason (as such terms are defined in the Meriweather Continuing Letter) (such termination without Cause or resignation for Good Reason, a “Qualifying Termination”). If Ms. Meriweather incurs a Qualifying Termination at any time, she is entitled to severance benefits equal to twelve months of her then-current base salary and twelve months of company-paid COBRA coverage. In the event that the Company adopts a formal severance plan in which Ms. Meriweather is eligible to participate, she will only be eligible to receive the more beneficial of the severance terms set forth in the severance plan or the Meriweather Continuing Letter. If Ms. Meriweather incurs a Qualifying Termination at any time and a bonus plan applicable to her is in effect at the time of such Qualifying Termination, she will receive any unpaid annual bonus from the prior year which would have been paid had she remained employed through the payment date (the “Prior Year Bonus”) as well as a pro-rata portion of the annual bonus for the year in which the employment termination occurs. In addition, the Meriweather Continuing Letter provides 100% vesting acceleration of all outstanding option and RSU awards under the 2014 Plan in the event of a Qualifying Termination (the “Meriweather Vesting Acceleration”). If Ms. Meriweather incurs a separation of service due to death or disability, she (or her designee) shall be entitled to the Prior Year Bonus and the Meriweather Vesting Acceleration. Ms. Meriweather received a $45,000 signing payment in connection with the connection with her commencement of employment that is subject to recoupment on a pro rata basis if she does not remain in employment for at least twelve (12) months; however, the amount will not be subject to recoupment if her employment terminates in connection with a Qualifying Termination.

Payment of all severance and the Meriweather Vesting Acceleration are contingent upon Ms. Meriweather signing a general release of claims in favor of and in a form acceptable to the Company, and other customary provisions. Ms. Meriweather’s salary and other compensation is subject to review and adjustment by the Board in its sole discretion and she is also eligible to participate in benefit plans and arrangements made available to executive level employees.

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Executive Compensation	Director Compensation	Securities Authorized for Issuance Under Equity Compensation Plans	Security Ownership of Certain Beneficial Owners and Management

Director Compensation

Non-Employee Director Compensation

In connection with the consummation of the Transactions, our Board adopted a non-employee director compensation policy, pursuant to which each non-employee director is entitled to a $75,000 annual cash retainer and the lead independent director is entitled to an additional $20,000. In addition, the chair of the Audit Committee, Compensation Committee, and Nominating and Governance Committee will be entitled to an annual cash retainer of $15,000, $12,500, and $10,000, respectively. In addition to the cash compensation, each non-employee director will also receive a one-time initial grant of RSUs with a grant date value of $200,000, to vest in three equal installments on the first, second and third anniversary of the grant date, and an annual grant of RSUs with a grant date value of $125,000, which will vest on the first anniversary of the grant date. Each RSU award described above is subject to the applicable director continuing to serve on our Board through the vesting date.

2021 Director Compensation Table

The following table contains information concerning the compensation of our non-employee directors in fiscal year 2021.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Fred Harman	15,897	158,821	174,717
Thomas Ricketts	15,897	158,821	174,717
Brett Varsov	15,897	158,821	174,717
Salaam Coleman Smith	18,016	158,821	176,837
Denise Young Smith	18,546	158,821	177,367
Gideon Yu	23,315	158,821	182,136

(1)

Amounts listed represent the aggregate grant date fair value of awards granted during the year referenced, computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. These amounts do not reflect the actual economic value that may be realized by the director. As of December 31, 2021, each of Fred Harman, Thomas Ricketts, Brett Varsov, Salaam Coleman Smith, Denise Young Smith and Gideon Yu had outstanding stock awards with respect to 34,677 shares.

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Executive Compensation	Director Compensation	Securities Authorized for Issuance Under Equity Compensation Plans	Security Ownership of Certain Beneficial Owners and Management

Securities Authorized for Issuance Under Equity Compensation Plans

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Plan Category:
Equity compensation plans approved by security holders	14,442,045	—	10,487,870
Equity compensation plans not approved by security holders	—	—	—
Total	14,442,045	—	10,487,870

(1)

Includes shares of our common stock under our 2021 Plan and the ESPP. For a description of these plans, refer to Note 12 to the financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021.

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Executive Compensation	Director Compensation	Securities Authorized for Issuance Under Equity Compensation Plans	Security Ownership of Certain Beneficial Owners and Management

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information with respect to the beneficial ownership of our common stock as of March 21, 2022, for:

•	each person known by us to beneficially own more than 5% of our common stock;

•	each of our directors and director nominees;

•	each of our named executive officers; and

•	all of our executive officers and directors as a group.

The number of shares beneficially owned by each stockholder as described herein is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. In computing the number of shares beneficially owned by a person and the percentage ownership of such person, we deemed to be outstanding all shares subject to options held by the person that are currently exercisable, or exercisable within 60 days of March 21, 2022 or issuable pursuant to RSUs that vest within 60 days of March 21, 2022. The applicable percentage ownership is based on 120,134,786 shares of our common stock outstanding as of March 21, 2022.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them.

	Shares of common stock beneficially owned
Name of Beneficial Owner(1)	Number	Percentage
5% or Greater Stockholders
Entities affiliated with King Street Capital Management, L.P.(2)	6,888,903	5.7%
Entities affiliated with Riverwood Capital(3)	6,313,795	5.3%
LCH Enjoir L.P.(4)	16,615,259	13.8%
Marquee Raine Acquisition Sponsor LP(5)	15,585,417	13.0%
SCP Venture Fund I, L.P.(6)	9,248,980	7.7%
Executive Officers and Directors
Fred Harman(7)	5,264,509	4.4%
Ron Johnson(8)	19,615,172	16.3%
Fareed Khan(9)	434,867	*
Jonathan Mariner(10)	472,020	*
Tiffany N. Meriweather(11)	148,141	*
Thomas Ricketts	—	—
Salaam Coleman Smith	—	—
Denise Young Smith	—	—
Brett Varsov	—	—
Melinda White	—	—
Gideon Yu(12)	137,822	*
All directors and executive officers as a group (10 individuals)(13)	26,072,521	21.7%

*	Less than one percent.
(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Enjoy Technology, Inc. 3240 Hillview Ave, Palo Alto, CA 94304.

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Executive Compensation	Director Compensation	Securities Authorized for Issuance Under Equity Compensation Plans	Security Ownership of Certain Beneficial Owners and Management

(2)

Based on a Schedule 13G filed on February 11, 2022 by King Street Capital Management, L.P. (“KSCM”), King Street Capital Management GP, L.L.C. (“KSCM GP”) and Brian J. Higgins, as of December 31, 2021, KSCM may be deemed to have beneficially owned, and to share voting and dispositive power over, a total of 6,888,903 shares of common stock and KSCM GP and Mr. Higgins may be deemed to have beneficially owned, and to share voting and dispositive power over, the common stock that may be deemed to have been beneficially owned by KSCM. The business address of KSCM, KSCM GP and Mr. Higgins is 299 Park Avenue, 40th Floor New York, NY 10171.

(3)

Based on a Schedule 13G filed on February 15, 2022 by Riverwood Capital GP II Ltd. (“Riverwood GP”), Riverwood Capital II L.P. (“Riverwood LP”), Riverwood Capital Partners II L.P. (“RCP”)and Riverwood Capital Partners II (Parallel – B) L.P. (“RCP Parallel – B”), (i) RCP held 5,004,339 shares of common stock directly, (ii) RCP Parallel – B held 1,309,456 shares of common stock directly (together with RCP, “Riverwood Capital”) and (iii) Riverwood LP and Riverwood GP may be deemed to have voting and dispositive power over, and be deemed to be indirect beneficial owners of the common stock directly held by Riverwood Capital. The business address of Riverwood GP, Riverwood LP, RCP and RCP Parallel-B is 70 Willow Road, Suite 100, Menlo Park, CA 94025.

(4)

LCH Partners GP L.P. is the general partner of LCH Enjoir L.P. (“LCH”) and LCH Partners Limited is the general partner of LCH Partners GP L.P. The management of LCH Partners Limited is controlled by a board of directors. The address of the entities and individuals mentioned in this footnote is 599 West Putnam Avenue, Greenwich, CT 06830.

(5)

Based on Amendment No. 1 to Schedule 13G filed on February 8, 2022 by Marquee Raine Acquisition Sponsor LP (“Sponsor”), Marquee Raine Acquisition Sponsor GP Ltd. (“Marquee Raine GP”), Raine Holdings AIV LLC (“Raine Holdings AIV”), Raine SPAC Holdings LLC (“Raine SPAC Holdings”), Raine RR SPAC SPV I LLC (“Raine RR SPAC SPV I”), Ricketts SPAC Investment LLC (“Ricketts SPAC Investment”) and Marquee Sports Holdings SPAC 1, LLC (“Marquee Sports Holdings”), Marquee Raine GP is the general partner of Sponsor. Raine Holdings AIV is the sole member of Raine SPAC Holdings, which, in turn, is the sole member of Raine RR SPAC SPV I, which owns a 50% interest in each of Marquee Raine GP and Sponsor. Ricketts SPAC Investment is the manager of Marquee Sports Holdings, which owns a 50% interest in each of Marquee Raine GP and Sponsor. Each of the Reporting Persons named in this Schedule 13G disclaims beneficial ownership of the securities held directly or indirectly by such Reporting Persons, except to the extent of their respective pecuniary interests. The business address of each of the foregoing persons is 65 East 55th Street, 24th Floor New York, NY 10022.

(6)

Based on a Schedule 13G filed on February 11, 2022 by Stamos Capital Partner, L.P. and Peter Stamos for beneficial ownership as of December 2021. SCP Venture GP I, LLC is the general partner of SCP Venture Fund I, L.P. (“SCP”), the sole member and manager of which is Stamos Capital Associates, LLC. The managing member of Stamos Capital Associates, LLC is Peter Stamos. As such, Mr. Stamos could be deemed to share voting control and investment power over shares that may be deemed to be beneficially owned by SCP. Mr. Stamos disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. The principal business address for all entities and individuals affiliated with SCP is 2498 Sand Hill Road, Menlo Park, California 94025.

(7)

Mr. Harman, a director for the Company, is a managing partner of Oak Investment Partners XIII, Limited Partnership, a Delaware limited partnership (“Oak”), and, as such, may be deemed to possess shared beneficial ownership of any shares of common stock held by Oak. The business address for Oak is 901 Main Avenue, Suite 600, Norwalk, CT 06851. Mr. Harman disclaims beneficial ownership of the shares held by Oak except to the extent of his pecuniary interest in the shares.

(8)

Consists of (i) 1,555,673 shares of common stock held by The Johnson 2011 Trust, as nominee for The Johnson 2011 Irrevocable Children’s Trust, of which Mr. Johnson is a co-trustee, and (ii) 18,059,499 shares of common stock.

(9)

Consists of (i) 137,821 shares subject to options exercisable within 60 days of March 21, 2022, 120,593 of which were vested as of March 21, 2022 and (ii) 297,046 shares issuable pursuant to RSUs that will vest and settle within 60 days of March 21, 2022.

(10)

Consists of (i) 20,602 shares of common stock held as of March 21, 2022,(ii) 146,435 shares subject to option exercisable within 60 days of March 21, 2022, 129,207 of which were vested as of March 21, 2022, and (iii) 304,983 shares issuable pursuant to RSUs that will vest and settle within 60 days of March 21, 2022.

(11)

Consists of (i) 86,137 shares subject to options exercisable within 60 days of March 21, 2022, none of which were vested as of March 21, 2022 and (ii) 62,004 shares issuable pursuant to RSUs that will vest and settle within 60 days of March 21, 2022.

(12)	Consists of 137,822 shares of New Enjoy common stock issuable to Mr. Yu pursuant to vested options exercisable within 60 days of March 21, 2022.
(13)	Consists of 25,893,827 shares of common stock and 178,694 shares issuable pursuant to options or RSUs that will vest and settle within 60 days of March 21, 2022.

Delinquent Section 16 Reports

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s stock, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of copies of such reports and upon written representations from each of the Company’s officers and directors, the Company believes that, for the year ended December 31, 2021, all Section 16(a) filing requirements applicable to the Company’s officers, directors and greater than ten percent stockholders were complied with on a timely basis.

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Certain Relationships and Related Person Transactions	Our Executive Officers	Additional Information

Certain Relationships and Related Person Transactions

In addition to the compensation arrangements, including employment, termination of employment and change in control arrangements, discussed in the sections titled “Executive Compensation,” the following is a description of certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding common stock. As used in this section entitled “Certain Relationships and Related Party Transactions,” references to “New Enjoy” are Enjoy Technology, Inc. and its wholly owned subsidiaries following the completion of the Transactions.

New Enjoy

Amended and Restated Registration Rights Agreement

In connection with the closing of the Transactions, New Enjoy entered into the Amended and Restated Registration Rights Agreement, dated October 15, 2021, by and among New Enjoy, the Sponsor, the independent directors of MRAC, certain shareholders of Enjoy Technology Operating Corp. (“Legacy Enjoy”) and certain of their respective affiliates (the “Registration Rights Agreement”), pursuant to which such stockholders of Registrable Securities (as defined therein), subject to certain conditions, will be entitled to registration rights. Pursuant to the Registration Rights Agreement, New Enjoy agreed that, within 45 business days after the closing of the Transactions, it would file with the SEC a registration statement registering the resale of such registrable securities, and New Enjoy would use its reasonable best efforts to have such registration statement declared effective by the SEC as soon as reasonably practicable after the filing thereof. Certain of such stockholders have been granted demand underwritten offering registration rights and all of such stockholders will be granted piggyback registration rights.

Backstop Agreements

In connection with the closing of the Transactions, certain investors, including (i) Ron Johnson, Chair of our Board, our Chief Executive Officer, and a beneficial owner of greater than 5% of our capital stock and (ii) ET2 Investment LLC, which is affiliated with Thomas Ricketts, a member of our Board, (the “Backstop Investors”) purchased, in the aggregate, 5,500,906 shares of New Enjoy common stock (the “Backstop Shares”), for a purchase price of $10.00 per share and an aggregate purchase price of approximately $55,009,060, pursuant to the backstop agreements, dated September 13, 2021 (the “Backstop Agreements”). Pursuant to the Backstop Agreements, New Enjoy provided certain registration rights to the Backstop Investors with respect to the Backstop Shares.

Employment

Will Johnson, the son of Ron Johnson, Chair of our Board, Chief Executive Officer, and a beneficial owner of greater than 5% of our common stock, is employed by the Company as Senior Manager, Operations. For the fiscal year 2021, he received cash compensation of $115,000 and equity awards with an aggregate grant date fair value of $32,855. For the fiscal year 2020, he received cash compensation of $59,231.

Legacy Enjoy

Series C Preferred Stock Financing

From April 2019 through March 2021, Legacy Enjoy sold an aggregate of 43,485,135 shares of the Legacy Enjoy Series C Preferred Stock at a purchase price of approximately $3.7944 per share, for an aggregate purchase price of $165.0 million. The participants in the Legacy Enjoy Series C Preferred Stock financing included an entity affiliated with a member of Legacy Enjoy’s board of directors. The following table summarizes purchases of Legacy Enjoy Series C Preferred Stock from Legacy Enjoy by such related person:

Name	Shares of Series C Preferred Stock	Total Purchase Price
LCH Enjoir L.P.(1)	39,531,941	$149,999,997

(1)	LCH Enjoir L.P (“Catterton”) currently holds more than 5% of our capital stock.

In connection with the Transactions, the Legacy Enjoy Series C Preferred Stock was converted into common stock of Legacy Enjoy (the “Legacy Enjoy Common Stock”). Holders of Legacy Enjoy Common Stock received shares of the Company’s common stock upon closing of the Transactions.

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Certain Relationships and Related Person Transactions	Our Executive Officers	Additional Information

Series B Preferred Stock Financing

From July 2015 through January 2019, Legacy Enjoy sold an aggregate of 76,469,756 shares of the Legacy Enjoy Series B Preferred Stock at a purchase price of approximately $2.3788 per share, for an aggregate purchase price of $181.9 million. The participants in the Legacy Enjoy Series B Preferred Stock financing included a member of Enjoy’s board of directors and entities affiliated with members of Enjoy’s board of directors. The following table summarizes purchases of Legacy Enjoy Series B Preferred Stock from Legacy Enjoy by such related persons:

Name	Shares of Series B Preferred Stock	Total Purchase Price
Ron Johnson(1)	2,101,900	$5,000,000
Entities affiliated with Oak Investment Partners(2)	4,371,952	$10,399,999
SCP Venture Fund I, L.P.	11,875,737	$28,250,003

(1)	Ron Johnson is our Chief Executive Officer, Chair of our Board and currently holds more than 5% of our capital stock.
(2)

Fred Harman is member of the Board and an affiliate of Oak Investment Partners XIII, Limited Partnership. Entities affiliated with Oak Investment Partners include Oak Investment Partners XIII, Limited Partnership.

In connection with the Transactions, the Legacy Enjoy Series B Preferred Stock was converted into Legacy Enjoy Common Stock. Holders of Legacy Enjoy Common Stock received shares of the Company’s common stock upon closing of the Transactions.

Investors’ Rights Agreement

Legacy Enjoy was party to an Amended and Restated Investors’ Rights Agreement, dated as of April 30, 2019 (the “IRA”), as amended, which granted registration rights and information rights, among other things, to certain holders of Legacy Enjoy’s capital stock, including (i) entities affiliated with Catterton, and SCP Venture Fund I, L.P., each of which currently hold more than 5% of our capital stock (ii) Ron Johnson, Chair of our Board, our Chief Executive Officer, and a beneficial owner of greater than 5% of our capital stock and (iii) Oak Investment Partners XIII, which is affiliated with Fred Harman, a member of our Board. In connection with the closing of the Transactions, the IRA was terminated.

Right of First Refusal

Pursuant to certain agreements with its stockholders, including the Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of April 30, 2019 (the “ROFR Agreement”), Legacy Enjoy or its assignees have the right to purchase shares of Legacy Enjoy’s capital stock, which certain stockholders propose to sell to other parties. Certain holders of Legacy Enjoy’s capital stock party to the ROFR Agreement, include (i) entities affiliated with Catterton, and SCP Venture Fund I, L.P., each of which currently hold more than 5% of our capital stock, and (ii) Ron Johnson, Chair of our Board, our Chief Executive Officer, and a beneficial owner of greater than 5% of our capital stock, and (iii) Oak Investment Partners XIII, which is affiliated with Fred Harman, a member of our Board. In connection with the closing of the Transactions, the ROFR Agreement was terminated.

Voting Agreement

Legacy Enjoy was a party to the Amended and Restated Voting Agreement, dated as of April 30, 2019 (the “Voting Agreement”), as amended, pursuant to which certain holders of Legacy Enjoy’s capital stock, including (i) entities affiliated with, Catterton, and SCP Venture Fund I, L.P., each of which currently hold more than 5% of our capital stock (ii) Ron Johnson, Chair of our Board, our Chief Executive Officer, and a beneficial owner of greater than 5% of our capital stock, and (iii) Oak Investment Partners XIII, which is affiliated with Fred Harman, a member of our Board, agreed to vote their shares of Enjoy’s capital stock in favor of certain matters, including with respect to the election of directors. In connection with the closing of the Transactions, the Voting Agreement was terminated.

Convertible Note Round 2020

In October 2020, Legacy Enjoy entered into a Note Purchase Agreement, as amended from time to time (the “2020 NPA”), with certain holders of Legacy Enjoy’s capital stock, including (i) entities affiliated with Catterton, and SCP Venture Fund I, L.P., each of which currently hold more than 5% of capital stock and (ii) Ron Johnson, Chair of our Board, our Chief Executive Officer, and a beneficial owner of greater than 5% of our capital stock, and (iii) Oak Investment Partners XIII, which is affiliated with Fred Harman, a member of our Board.

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Certain Relationships and Related Person Transactions	Our Executive Officers	Additional Information

The facility allowed for note issuances in an aggregate principal amount of up to $70,000,000 through the sales of notes to parties to the 2020 NPA. Immediately prior to the Closing, the notes issued under the 2020 NPA automatically converted into New Enjoy common stock at a conversion price equal to 90% of the value of Legacy Enjoy’s capital stock.

Convertible Note Round 2021

In April 2021, Legacy Enjoy entered into a Note Purchase Agreement (the “2021 NPA”), with certain holders of Legacy Enjoy’s capital stock, including (i) entities affiliated with SCP Venture Fund I, L.P., which currently holds more than 5% of our capital stock, (ii) Ron Johnson, Chair of our Board, our Chief Executive Officer, and a beneficial owner of greater than 5% of capital stock (iii) Oak Investment Partners XIII, which is affiliated with Fred Harman, a member of our Board, (iv) entities affiliated with King Street Capital management, L.P., which currently holds more than 5% of our capital stock and (v) entities affiliated with Riverwood Capital, which currently holds more than 5% of our capital stock.

The facility allowed for note issuances in an aggregate principal amount of up to $75,000,000 through the sales of notes to parties to the 2021 NPA. Immediately prior to the Closing, the notes issued under the 2021 NPA automatically converted into New Enjoy common stock at a conversion price equal to 80% of the value of Legacy Enjoy’s capital stock.

Director and Officer Indemnification

New Enjoy’s certificate of incorporation and bylaws provide for indemnification and advancement of expenses for its directors and officers to the fullest extent permitted by the DGCL, subject to certain limited exceptions. Legacy Enjoy entered into indemnification agreements with each of its directors. These agreements were replaced with new indemnification agreements for each post-Closing director and officer of New Enjoy.

Catterton Transaction

To induce one of its stockholders, Catterton, to waive certain of its rights in connection with the Merger in its capacity as a Legacy Enjoy stockholder, Legacy Enjoy entered into the Stockholder Contribution Agreement and the Stock Issuance Agreement as set forth below. Pursuant to that certain Stockholder Contribution Agreement, by and between Legacy Enjoy and Ron Johnson, Mr. Johnson, immediately prior to Closing, forfeited a number of shares equal to $20.0 million of the post-Closing value of New Enjoy (“Contributed Shares”). Thereafter, as detailed in that certain Stock Issuance Agreement by and between Legacy Enjoy and Catterton, New Enjoy issued a number of shares equal to the Contributed Shares to Catterton.

MRAC

Sponsor Shares

On October 28, 2020, the Sponsor paid in the aggregate $25,000, or approximately $0.002 per share, to cover certain of MRAC’s expenses in consideration of 10,062,500 sponsor shares, par value $0.0001. On November 10, 2020, the Sponsor surrendered 718,750 sponsor shares to MRAC for no consideration, resulting in an aggregate of 9,343,750 sponsor shares outstanding. As a result of such surrender, the per-share purchase price increased to approximately $0.003 per share. The number of sponsor shares was determined based on the expectation that the sponsor shares would represent 20% of the issued and outstanding ordinary shares upon completion of MRAC’s initial public offering (assuming the Sponsor did not purchase any units in MRAC’s initial public offering). The per share price of the sponsor shares was determined by dividing the amount of cash contributed to MRAC by the aggregate number of sponsor shares issued. On December 11, 2020, the Sponsor transferred 25,000 sponsor shares to each of MRAC’s independent directors at their original purchase price.

In connection with the Transactions, 9,343,750 sponsor shares were converted, on a one-for-one basis, into shares of New Enjoy common stock.

Private Placement Warrants

Substantially concurrently with the consummation of MRAC’s initial public offering, MRAC completed the private sale of 6,316,667 MRAC private placement warrants at a purchase price of $1.50 per MRAC Private Placement Warrant, to the Sponsor, generating gross proceeds to MRAC of $9,475,000. The MRAC private placement warrants have terms and provisions that are identical to those of the warrants sold as part of the MRAC units in the initial public offering,

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Certain Relationships and Related Person Transactions	Our Executive Officers	Additional Information

except that the MRAC private placement warrants (i) may be physical (cash) or net share (cashless) settled, (ii) are not redeemable so long as they are held by the Sponsor or its permitted transferees, (iii) may not, subject to certain limited exceptions, be transferred, assigned or sold by the Sponsor until 30 days after the completion of MRAC’s initial business combination, and (iv) are entitled to registration rights. The sale of the MRAC private placement warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

In connection with the Transactions, each of the 6,316,667 MRAC private placement warrants converted automatically into a warrant to acquire one share of common stock pursuant to the Warrant Agreement.

Related Party Loans

On October 28, 2020, the Sponsor agreed to loan MRAC an aggregate of up to $300,000 to cover expenses related to MRAC’s initial public offering pursuant to a promissory note (the “Note”). This loan was non-interest bearing and payable upon the completion of the initial public offering. Through December 17, 2020, MRAC borrowed approximately $128,000 under the Note. MRAC repaid the Note in full upon closing of the initial public offering.

Administrative Support Agreement

Commencing on the effective date of the prospectus filed in connection with MRAC’s initial public offering, MRAC agreed to reimburse the Sponsor for out-of-pocket expenses through the completion of the Transactions or MRAC’s liquidation. Office space and administrative support services provided to MRAC by the Sponsor will be provided to MRAC free of charge.

In addition, executive officers and directors, or any of their respective affiliates, including Ricketts SPAC Investment LLC and Raine Securities LLC and other entities affiliated with Marquee and The Raine Group, were reimbursed for any reasonable fees and out-of-pocket expenses incurred in connection with activities on MRAC’s behalf such as identifying potential target businesses and performing due diligence on suitable business combinations.

Financial Advisor Fees Related to Public Offering

Ricketts SPAC Investment LLC and Raine Securities LLC acted as MRAC’s independent financial advisors as defined under FINRA Rule 5110(j)(9), to provide independent financial consulting services, consisting of a review of deal structure and terms and related structuring advice in connection with MRAC’s initial public offering, for which each of Ricketts SPAC Investment LLC and Raine Securities LLC received a fee of $1,121,250, which was paid upon the closing of MRAC’s initial public offering.

Advisory Arrangements Related to the Transactions

In connection with the Closing, MRAC agreed to waive the placement fee payable to Raine Securities, an affiliate of the Sponsor, equal to 1.5% of the gross proceeds of the PIPE Investment actually received by MRAC. Raine Securities also served as MRAC’s financial advisor in connection with the Transactions.

MRAC paid Raine Advisors, an affiliate of the Sponsor, a fee in an amount equal to $309,825 for consulting services, including support and advice to MRAC in connection with the execution of the Transactions.

In connection with the Closing, MRAC agreed to waive the $309,825 fee payable to Marquee Sports Holdings, an affiliate of the Sponsor, relating to consulting services, including support and advice to MRAC in connection with the execution of the Transactions.

Pursuant to the underwriting agreement entered into in connection with MRAC’s initial public offering, up to 30% of the deferred discount thereunder (i.e., approximately $3,924,375) may be paid at the sole discretion of MRAC’s management to the underwriter and/or to third parties not participating as underwriters in the initial public offering that assisted MRAC in consummating its business combination, in allocations determined by MRAC’s management. In accordance with the foregoing terms, MRAC’s management elected to direct the payment of $1,024,875 of the deferred discount upon Closing to Marquee Sports Holdings and $2,899,500 of the deferred discount upon the Closing to Raine Securities. The audit committee of the MRAC board of directors approved such payments on May 13, 2021.

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Certain Relationships and Related Person Transactions	Our Executive Officers	Additional Information

Sponsor Agreement

On April 28, 2021, concurrently with the execution of the Merger Agreement, MRAC entered into the Sponsor Agreement with the Sponsor, pursuant to which, among other things, in connection with the Closing, the Sponsor agreed to (i) waive certain anti-dilution rights set forth in Section 17 of MRAC’s amended and restated memorandum and articles of association that may result from the Transactions and (ii) subject 1,121,250 sponsor shares that will be subject to forfeiture unless the volume-weighted average closing price of New Enjoy common stock equals or exceeds $15.00 on 20 out of any 30 consecutive trading days after consummation of the Transactions and on or prior to the fifth (5th) anniversary of the Closing (or a change of control occurs with respect to New Enjoy at or above such share price during such period).

Policies and Procedures for Related Person Transactions

Effective upon Closing, the Board adopted a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions. A “related person transaction” is a transaction, arrangement or relationship in which the post-combination company or any of its subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest. A “related person” means:

•	any person who is, or at any time during the applicable period was, one of Enjoy’s executive officers or directors;

•	any person who is known by the post-combination company to be the beneficial owner of more than 5% of Enjoy voting stock;

•

any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, executive officer or a beneficial owner of more than 5% of Enjoy’s voting stock, and any person (other than a tenant or employee) sharing the household of such director, executive officer or beneficial owner of more than 5% of Enjoy’s voting stock; and

•

any firm, corporation or other entity in which any of the foregoing persons is a partner or principal, or in a similar position, or in which such person has a 10% or greater beneficial ownership interest.

Enjoy has policies and procedures designed to minimize potential conflicts of interest arising from any dealings it may have with its affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time. Specifically, pursuant to its audit committee charter, the Audit Committee has the responsibility to review related party transactions.

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Certain Relationships and Related Person Transactions	Our Executive Officers	Additional Information

Our Executive Officers

The following table sets forth the names, ages and positions of our current executive officers:

Name	Age	Position
Ron Johnson	63	Chair of the Board and Chief Executive Officer
Fareed Khan	56	Chief Financial Officer
Jonathan Mariner	67	Director, Chief Administrative Officer
Tiffany N. Meriweather	38	Chief Legal Officer and Corporate Secretary

The experience of our executive officers who are not directors is described below. The experience of Messrs. Johnson and Mariner is set forth above under “PROPOSAL ONE – ELECTION OF DIRECTORS – Our Board of Directors.”

Fareed Khan has served as Chief Financial Officer of Enjoy since January 2021. Prior to joining Enjoy, Mr. Khan served in various executive leadership roles, including as the Chief Operating Officer and Chief Financial Officer, from July 2019 to December 2021, of Parallel, a health and wellness company. Mr. Khan served as Chief Financial Officer of Kellogg Company from February 2017 to July 2019 and Chief Financial Officer of US Foods, Inc. from September 2013 to February 2017. He also served in various executive leadership roles at USG Corporation, including as the President and Chief Executive Officer of USG Building Systems, from September 1999 to September 2010. Mr. Khan previously served on the board of Foundation Building Materials from 2017 to 2021. Mr. Khan holds a BS in Engineering from Carleton University and a MBA from the University of Chicago Booth School of Business.

Tiffany N. Meriweather has served as Enjoy’s Chief Legal Officer and Corporate Secretary since October 2021 and as Legacy Enjoy’s Chief Legal Officer and Corporate Secretary from April 2021 to October 2021. Prior to joining Enjoy, Ms. Meriweather served in the roles of Senior Vice President, Legal and Assistant Secretary and Vice President, Legal and Assistant Secretary of Clear Channel Outdoor Holdings, Inc. from September 2019 to April 2021. She previously served as Vice President, Corporate and Securities Counsel at CBS Corporation from October 2018 to September 2019, and as Assistant General Counsel, Affiliate Relations from January 2017 to October 2018. From October 2008 to January 2017, Ms. Meriweather served as a senior corporate attorney at Skadden, Arps, Slate, Meagher & Flom LLP. Ms. Meriweather holds a B.A. from Emory University and a J.D. from Columbia Law School.

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Certain Relationships and Related Person Transactions	Our Executive Officers	Additional Information

Additional Information

Stockholder Proposals

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2023 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to us at our principal executive offices, 3240 Hillview Ave, Palo Alto, CA 94304. Any proposal submitted pursuant to Rule 14a-8 must be received by us no later than December 2, 2022. We suggest that proponents submit their Rule 14a-8 proposals by certified mail, return receipt requested, addressed to our Chief Legal Officer and Corporate Secretary.

In addition, our Bylaws establish an advance notice procedure with regard to director nominations and other proposals by stockholders that are not intended to be included in our proxy materials, but that a stockholder instead wishes to present directly at an annual meeting. To be properly brought before the 2023 annual meeting of stockholders, a notice of the nomination or the matter the stockholder wishes to present at the meeting must be in writing and delivered to or mailed and received by our Corporate Secretary at our principal executive offices not before the opening of business on January 16, 2023 and not later than the close of business on February 15, 2023. However, if the 2023 annual meeting of stockholders is more than 30 days before or 30 days after the first anniversary of the Annual Meeting in 2022, notice must be so delivered or received (A) not earlier than the close of business on the 120th day prior to such annual meeting and (B) not later than the close of business on the later of the 90th day prior to such annual meeting or, if later than the 90th day prior to such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made. Our Bylaws also specify requirements relating to the content of the notice that stockholders must provide in order for a director nomination or other proposal to be properly presented at the 2023 annual meeting of stockholders.

In addition to satisfying the foregoing requirements under the Company’s bylaws, to comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 17, 2023.

Householding of Annual Meeting Materials

The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at 51 Mercedes Way, Edgewood, New York 11717, Attention: Householding Department.

If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address.

Other Matters

Our Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should properly come before the Annual Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

Solicitation of Proxies

The accompanying proxy is solicited by and on behalf of our Board, whose notice of meeting is attached to this proxy statement, and the entire cost of such solicitation will be borne by us.

In addition to the use of the mails, proxies may be solicited by personal interview, telephone and email by directors, officers and other employees of Enjoy who will not be specially compensated for these services. We will also request

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Certain Relationships and Related Person Transactions	Our Executive Officers	Additional Information

that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.

We intend to file a proxy statement and WHITE proxy card with the SEC in connection with our solicitation of proxies for our 2023 annual meeting of stockholders. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed with the SEC without charge from the SEC’s website at: www.sec.gov.

Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

WE WILL FURNISH, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2021, INCLUDING CONSOLIDATED FINANCIAL STATEMENTS BUT NOT INCLUDING EXHIBITS, TO EACH OF OUR STOCKHOLDERS OF RECORD ON APRIL 1, 2022, AND TO EACH BENEFICIAL STOCKHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO OUR CHIEF LEGAL OFFICER AND CORPORATE SECRETARY, ENJOY TECHNOLOGY, INC., 3240 HILLVIEW AVE, PALO ALTO, CA 94304. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

WHETHER OR NOT YOU PLAN TO ATTEND THE VIRTUAL ANNUAL MEETING, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

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ENJOY TECHNOLOGY, INC.

3240 HILLVIEW AVE

PALO ALTO, CA 94304

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 15, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/ENJY2022

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 15, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Enjoy Technology, Inc. c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                                                                  D67814-P68053                            KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ENJOY TECHNOLOGY, INC.
The Board of Directors recommends a vote FOR the following nominees:

1.	Proposal to elect Class I Directors

	Nominees:	For	Withhold

	1a. Salaam Coleman Smith	☐	☐

	1b. Melinda White	☐	☐

The Board of Directors recommends a vote FOR proposal 2:				For	Against	Abstain

2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.			☐	☐	☐

Sign exactly as your name(s) appear(s) on the stock certificate. If shares of stock stand of record in the names of two or more persons, or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the proxy card. If shares of stock are held of record by a corporation, the proxy card should be executed by the President or Vice President and the Secretary or Assistant Secretary. Executors or administrators or other fiduciaries who execute the proxy card for a deceased stockholder should give their full title. Please date the proxy card.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

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D67815-P68053

ENJOY TECHNOLOGY, INC. PROXY FOR ANNUAL MEETING OF STOCKHOLDERS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby appoints each of Ron Johnson, Fareed Khan and Tiffany N. Meriweather, with full power of substitution, to represent the undersigned and to vote all of the shares of stock in Enjoy Technology, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company, to be held virtually at www.virtualshareholdermeeting.com/ENJY2022 on May 16, 2022 at 9:00 a.m. Pacific Time and at any adjournment or postponement thereof: (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Company’s Proxy Statement, receipt of which is hereby acknowledged, and (2) in their best judgment upon such other matters as may properly come before the meeting.

The shares represented hereby shall be voted as specified. If no specification is made, such shares shall be voted FOR the election of the nominees listed on the reverse side for the Board of Directors and FOR Proposal 2. Whether or not you are able to attend the meeting, you are urged to sign and mail the proxy card in the return envelope so that the stock may be represented at the meeting.

IF YOU ELECT TO VOTE BY MAIL, PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
USING THE ENCLOSED ENVELOPE

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)